                           PURCHASE AND SALE AGREEMENT

                                     between
                           THE BURLINGTON NORTHERN AND
                            SANTA FE RAILWAY COMPANY
                                    as Seller

                                       and

                              BRADY POWER PARTNERS
                                    as Buyer

                                      Dated
                                  June 1, 2004

                           ---------------------------

                                TABLE OF CONTENTS

                                       i

                                TABLE OF EXHIBITS

Exhibit "A"      Description of Property
Exhibit "B"      Form of Deed
Exhibit "C"      Form of Assignment of Rights
Exhibit "D"      Form of Easement
Exhibit "E"      Geothermal Lease Documentation

                                       ii

                           PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT ("AGREEMENT") dated June 1, 2004 (the
"EFFECTIVE DATE"), is made by and between THE BURLINGTON NORTHERN AND SANTA FE
RAILWAY COMPANY, a Delaware corporation ("SELLER"), and BRADY POWER PARTNERS, a
Nevada general partnership ("BUYER").

                                    RECITALS:
                                    ---------

     WHEREAS, Seller owns or otherwise controls certain geothermal and mineral interests and surface rights related to certain real property (the "LAND")
located at Brady's Hot Springs, Churchill County, Nevada, such Land being further described on EXHIBIT "A" attached hereto and incorporated herein by this reference;

     WHEREAS, certain types of Mineral Interests (as hereinafter defined) are currently leased to Brady Power Partners, a Nevada general partnership, under that certain Geothermal Lease (as amended from time to time, the "GEOTHERMAL
LEASE") dated October 10, 1984, between Munson Geothermal, Inc.
(predecessor-in-interest to Brady Power Partners) and Southern Pacific Land
Company (predecessor-in-interest to Seller), such types of Mineral Interests leased to Brady Power Partners being more particularly described in the
Geothermal Lease;

     WHEREAS, Seller desires to sell, and Buyer desires to purchase, all of
Seller's right, title and interest in and to the Mineral Interests;

     WHEREAS, Seller desires to assign, and Buyer desires to acquire, all of
Seller's right, title and interest in and to the Geothermal Lease; provided further that Buyer agrees to assume all obligations of Seller under the
Geothermal Lease;

     WHEREAS, Seller desires to grant, and Buyer desires to obtain, a perpetual and exclusive access and maintenance easement in the form attached hereto as
EXHIBIT "D" ("EASEMENT") to, from and across the Land so that it may develop and otherwise enjoy its right, title and interest in and to the Mineral Interests and its rights as successor to Grantor under the Geothermal Lease, and to also permit it to fulfill its obligations as successor to Grantor under the
Geothermal Lease; and

     WHEREAS, Seller and Buyer deem it in their mutual best interests to execute and deliver this Agreement.

                                   AGREEMENTS:
                                   -----------

     NOW, THEREFORE, in consideration of ten dollars ($10.00), the receipt of which is hereby acknowledged by Seller from Buyer, the costs incurred by Buyer to perform due diligence in connection with the transactions contemplated by this Agreement, and the mutual covenants and agreements contained herein, Seller and Buyer do hereby agree as follows:

                                       1

                                   ARTICLE I
                           DEFINITIONS AND REFERENCES
                           --------------------------

     Section 1.1 Certain Defined Terms. When used in this Agreement, the following terms shall have the respective meanings assigned to them in this
SECTION 1.1 or in the section, subsections or other subdivisions referred to below:

     "AFFIDAVIT" shall have the meaning assigned to such term in SECTION
8.2(A)4.

     "AGREEMENT" shall mean this Purchase and Sale Agreement, including all exhibits, as hereafter changed, amended or modified in accordance with the terms hereof.

     "APEX" shall have the meaning assigned to such term in SECTION 10.1.

     "ASSIGNMENT OF RIGHTS" shall have the meaning assigned to such term in
SECTION 10.1.

     "BEST OF SELLER'S KNOWLEDGE" shall have the meaning set forth in SECTION
5.9.

     "CLOSING" and "CLOSING DATE" shall have the meanings assigned to such terms in SECTION 8.1.

     "CODE" shall have the meaning assigned to such term in SECTION 10.1.

     "DEED" shall have the meaning assigned to such term in SECTION 8.2(A)1.

     "EARNEST MONEY" shall have the meaning assigned to such term in SECTION
3.2.

     "EASEMENT" shall have the meaning assigned to such term in the Recitals.

     "ENVIRONMENTAL LAW(S)" shall mean any federal, state or local statute, regulation, code, rule, ordinance, order, judgment, decree, injunction or common law pertaining in any way to the protection of human health or the environment, including without limitation, the Resource Conservation and Recovery Act, the
Comprehensive Environmental Response, Compensation and Liability Act, the Toxic
Substances Control Act, and any similar or comparable state or local law.

     "GEOTHERMAL LEASE" shall have the meaning assigned to such term in the
Recitals.

     "GEOTHERMAL LESSEE" shall mean Brady Power Partners, a Nevada general partnership, and its permitted successors and assigns.

     "HAZARDOUS SUBSTANCE(S)" means any hazardous, toxic, radioactive or infectious substance, material or waste as defined, listed or regulated under any Environmental Law, and includes without limitation petroleum oil and any of its fractions.

     "INFORMATION" shall have the meaning assigned to such term in SECTION 4.4.

     "LAND" shall have the meaning assigned to such term in the Recitals.

                                       2

     "MINERALS" shall include, without limitation, (i) geothermal energy and products of geothermal energy including but not limited to hot brine, hot water, hot rock, indigenous steam and other gases, hot water and hot brines resulting from water, gas, or other fluids (whether liquid or gaseous), artificially introduced into geothermal energy and any substances which are found in solution or in association with such steam, hot water or hot brines; (ii) all substances defined as "oil", "gas" and "minerals" under applicable laws; and (iii) all other substances that may be classified as metalliferous elements or nonmetalliferous elements, together with all compounds and byproducts thereof;
specifically including, but not limited to, oil, gas and other hydrocarbons;
carbon dioxide, helium, coalbed methane and other gases, whether or not produced in association with oil and gas; coal, potassium, peat and lignite, regardless of the method used to mine and remove the same and regardless of the effect of such mining and removal upon the surface estate, including the destruction thereof; uranium, thorium or other fissionable materials; iron ore, bauxite and other metallic ores and metallic minerals, including copper, silver and gold;
sulphur, whether in a solid, liquid or gaseous state and regardless whether or not produced in association with oil and gas; sand, gravel, clay, scoria, caliche and limestone, granite or other stone or rock, regardless of the method used to quarry, mine or remove the same; and salt, saltwater and brine; together with all other minerals and mineral substances whatsoever, known and unknown, whether similar or dissimilar to those specifically named herein. As used herein, the terms "HOT WATER," "STEAM" and "THERMAL ENERGY" each shall mean natural geothermal water and/or steam, and shall also mean the natural heat of the earth and the energy present in, resulting from or created by, or which may be extracted from, the natural heat of the earth or the heat present below the surface of the earth, in whatever form such heat or energy occurs.

     "MINERAL INTERESTS" shall mean 100% of all the right, title and interest in all Minerals in, on and under the Land.

     "NET FUNDS DUE FROM BUYER" shall have the meaning assigned to such term in
SECTION 8.2(C).

     "NET FUNDS DUE TO/FROM SELLER" shall have the meaning assigned to such term in SECTION 8.2(C).

     "PERMITTED ENCUMBRANCES" shall have the meaning assigned to such term in
SECTION 4.3.

     "PROPERTY INTERESTS" shall have the meaning assigned to such term in
SECTION 2.1.

     "PURCHASE PRICE" shall have the meaning assigned to such term in SECTION
3.1.

     "QUALIFIED INTERMEDIARY" shall have the meaning assigned to such term in
SECTION 10.1.

     "READILY AVAILABLE FUNDS" shall have the meaning assigned to such term in
SECTION 8.2(B)1.

     "SETTLEMENT STATEMENT" shall have the meaning assigned to such term in
SECTION 8.2(C).

                                       3

     "TAX-DEFERRED EXCHANGE" shall have the meaning assigned to such term in
SECTION 10.1.

     "TITLE BINDER" shall have the meaning assigned to such term in SECTION 4.3.

     "TITLE COMPANY" shall have the meaning assigned to such term in SECTION
3.2.

     "TITLE POLICY" shall have the meaning assigned to such term in SECTION 4.3.

                                   ARTICLE II
                         AGREEMENT TO SELL AND PURCHASE
                         ------------------------------

     Section 2.1 Property Interests. Subject to the provisions and terms contained herein, Seller and Buyer agree that Seller will (a) sell to Buyer all of Seller's right, title and interest in and to the Mineral Interests, (b)
assign to Buyer all of Seller's right, title and interest in and to the
Geothermal Lease and (c) grant to Buyer the Easement. The Mineral Interests,
Geothermal Lease and Easement are sometimes referred to herein collectively as the "PROPERTY INTERESTS".

                                   ARTICLE III
                                 PURCHASE PRICE
                                 --------------

     Section 3.1 Purchase Price. In consideration of the sale of the Mineral
Interests, the assignment of the Geothermal Lease and grant of the Easement from
Seller to Buyer, at Closing (as hereinafter defined) Buyer shall pay Readily
Available Funds (as hereinafter defined) to Seller in the amount of $1,750,000
("PURCHASE PRICE"). Seller and Buyer acknowledge and agree that $1,200,000 of the Purchase Price shall be allocated to the Mineral Interests. At Closing, the
Earnest Money (as hereinafter defined) shall be applied to the Purchase Price.

     Section 3.2 Earnest Money. Contemporaneously with the execution of this
Agreement, Buyer has paid to Stewart Title of Churchill County (the "TITLE
COMPANY"), with offices at 2152 Reno Hwy., Ste. B, Fallon, NV 89406, as escrow agent, earnest money in the amount of $0.00 (such amount being herein called the
"EARNEST MONEY"). The Earnest Money shall be held by Title Company in escrow in an interest-bearing account in accordance with the provisions hereof, all interest accrued on the Earnest Money shall become a part thereof, and all further references to the Earnest Money in this Agreement shall include such accrued interest. Immediately upon deposit with Title Company, the Earnest Money shall become non-refundable to the Buyer except as expressly provided in SECTION
12.2 of this Agreement. In the event the transaction contemplated hereby is consummated in accordance with the terms hereof, the Earnest Money shall be applied to the Purchase Price to be paid by Buyer at the Closing.

                                   ARTICLE IV
                               CONDITION AND TITLE
                               -------------------

     Section 4.1 AS-IS SALE; DISCLAIMER OF WARRANTIES. BUYER HAS PREVIOUSLY MADE
AN INSPECTION OF THE PROPERTY INTERESTS AND THE LAND AND HAS KNOWLEDGE OR WILL
OBTAIN KNOWLEDGE AS TO THE PAST USE AND CONDITION OF THE PROPERTY INTERESTS AND
THE LAND, INCLUDING THE FACT THAT THE LAND AND CERTAIN OF THE PROPERTY

                                       4

INTERESTS ARE SUBJECT TO THE RIGHTS OF THE GEOTHERMAL LESSEE UNDER THE
GEOTHERMAL LEASE. BASED UPON THIS INSPECTION AND KNOWLEDGE, BUYER IS AWARE OF
THE CONDITION OF THE LAND AND THE PROPERTY INTERESTS AND BUYER SPECIFICALLY
ACKNOWLEDGES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER IN
ARTICLE V, BUYER IS: (I) PURCHASING ALL OF SELLER'S RIGHT, TITLE AND INTEREST IN
AND TO THE MINERAL RIGHTS, (II) ACQUIRING ALL OF SELLER'S RIGHT, TITLE AND
INTEREST AS LANDLORD IN AND TO THE GEOTHERMAL LEASE, (III) ASSUMING ALL OF
SELLER'S OBLIGATIONS AS LANDLORD UNDER THE GEOTHERMAL LEASE AND (IV) ACCEPTING
SELLER'S GRANT OF THE EASEMENT, ALL OF THE FOREGOING BEING ON AN "AS-IS WITH ALL
FAULTS" BASIS WITH ANY AND ALL PATENT AND LATENT DEFECTS, INCLUDING THOSE
RELATING TO THE ENVIRONMENTAL CONDITION OF THE LAND AND THE PROPERTY INTERESTS.
BUYER FURTHER ACKNOWLEDGES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES
OF SELLER IN ARTICLE V, BUYER IS NOT RELYING ON ANY REPRESENTATION OR
WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND WHATSOEVER FROM SELLER AND BUYER
HEREBY WAIVES, RELEASES AND DISCHARGES FOREVER SELLER FROM ANY AND ALL PRESENT
OR FUTURE CLAIMS OR DEMANDS AND ANY AND ALL DAMAGES, LOSS, INJURY, LIABILITY,
CLAIMS OR COSTS INCLUDING FINES, PENALTIES AND JUDGMENTS, ATTORNEYS' FEES AND
COURT COSTS (COLLECTIVELY, "LOSSES"), AS TO ANY MATTERS CONCERNING THE LAND OR
THE PROPERTY INTERESTS, INCLUDING WITHOUT LIMITATION: (A) SELLER'S EXTENT OF
INTEREST IN THE LAND AND THE PROPERTY INTERESTS; (B) THE EXISTENCE AND EXTENT OF
ANY OIL, GAS OR MINERAL RESERVES; (C) THE PHYSICAL CONDITION OF THE LAND AND THE
PROPERTY INTERESTS AND ANY DEFECTS THEREOF; (D) THE PRESENCE OF ANY HAZARDOUS
SUBSTANCES, WASTES OR CONTAMINANTS IN, ON OR UNDER THE LAND; (E) THE CONDITION
OR EXISTENCE OF ANY OF THE ABOVE GROUND OR UNDERGROUND STRUCTURES OR
IMPROVEMENTS IN, ON OR UNDER THE LAND; (F) THE CONDITION OF TITLE TO THE LAND
AND THE PROPERTY INTERESTS; (G) THE COMPLIANCE OF THE LAND AND THE PROPERTY
INTERESTS WITH APPLICABLE LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY
GOVERNMENTAL OR OTHER AUTHORITY WITH JURISDICTION OVER THE LAND OR THE PROPERTY
INTERESTS; AND (H) THE NATURE AND EXTENT OF ANY RIGHT-OF-WAY, EASEMENT, LEASE,
POSSESSION, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION OR OTHER
AGREEMENTS AFFECTING THE LAND OR THE PROPERTY INTERESTS. SELLER HEREBY DISCLAIMS
ANY REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, AS TO THE QUANTITY,
QUALITY, CONDITION, HABITABILITY, MERCHANTABILITY, SAFETY, SUITABILITY OR
FITNESS FOR ANY PARTICULAR PURPOSE RELATING TO THE LAND AND THE PROPERTY
INTERESTS, SUCH WAIVER BEING ABSOLUTE, COMPLETE, TOTAL AND UNLIMITED IN ANY WAY.
SELLER SHALL NOT BE RESPONSIBLE TO BUYER OR ITS SUCCESSORS OR ASSIGNS FOR ANY
DAMAGES RELATING TO

                                       5

THE QUANTITY, QUALITY, CONDITION, HABITABILITY, MERCHANTABILITY, SAFETY,
SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE RELATING TO THE LAND OR
PROPERTY INTERESTS, OR THE CONFORMITY OF ANY SUCH LAND OR PROPERTY INTERESTS TO
BUYER'S INTENDED USES. For purposes of this Agreement, Losses shall include, without limitation, (a) the cost of any investigation, removal, remedial or other response action that is required by any Environmental Law, that is required by judicial order or by order of or agreement with any governmental authority, or that is necessary or otherwise is reasonable under the circumstances, (b) losses for injury or death of any person, and (c) losses arising under any Environmental Law enacted after transfer.

     Section 4.2 Interest in Rail Corridor. Buyer acknowledges that one or more other parties, including, but not limited to, various American nations, may have, or may have claim to have, ownership rights in certain segments of certain of Seller's rail corridors, and may claim that Buyer also must obtain rights from it (or them) in order to occupy, or access, the Property Interests, and that, in some cases such claims may be valid. Buyer acknowledges that Seller's ownership interest in many of its rail corridors is a determinable fee, a railroad right of way or a rail service easement, which shall terminate when
Seller either: (i) ceases to use those rail corridors for railroad purposes; or
(ii) uses such rail corridors for purposes found to be inconsistent with use of the corridors for railroad purposes, and that in such circumstances, Seller's right to convey interests in any such rail corridor, or rights under any easement grant of any such rail corridor, may be subject to termination as of the date the circumstances set forth in either (i) or (ii) above (unless Buyer improves the quality of title to the rail corridor by obtaining a patent or deed from the federal government, if appropriate, or acquiring additional property interests from third parties).

     Section 4.3 Title Binder. Buyer may obtain, at Buyer's sole cost and expense, a Commitment for Title Insurance ("TITLE BINDER") issued by the Title
Company showing title to the Land and the Mineral Interests in Seller and committing to issue an owner's title policy or other title policy ("TITLE
POLICY") acceptable to Buyer in the amount of the Purchase Price insuring that
Buyer owns the Property Interests, subject to all liens, claims, easements, restrictions, covenants, mineral and royalty interests, and any other matters of whatsoever nature, if any, affecting the Property Interests (collectively, the
"PERMITTED ENCUMBRANCES"). Seller shall have no obligation whatsoever to cure or otherwise address any title matters or issues disclosed in the Title Binder.
Notwithstanding any provision to the contrary in this Section 4.3, Seller shall execute and deliver to Title Company at the Closing, for recording in the
Official Records of Churchill County, Nevada, a reconveyance all the Property
Interests ("Reconveyance") encumbered by the lien of that certain Deed of Trust recorded October 19, 1995 as Document No. 293039, as re-recorded November 13,
1996 as Document No. 301715 ("Deed of Trust").

     Section 4.4 Information Disclaimer. Any and all information related to the
Property and provided to Buyer by Seller ("INFORMATION"), if any, shall be delivered without any representation or warranty as to the completeness or accuracy of the data or other information contained therein, and all such
Information is furnished to Buyer solely as a courtesy, and Seller has neither verified the accuracy of any statements or other information therein contained, the method used to compile such Information nor the qualifications of the persons preparing such

                                       6

Information. The Information is provided on an AS-IS, WHERE-IS BASIS, AND BUYER
EXPRESSLY ACKNOWLEDGES THAT, IN CONSIDERATION OF THE AGREEMENTS OF SELLER
HEREIN, SELLER MAKES NO REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY
OPERATION OF LAW, INCLUDING, BUT IN NO WAY LIMITED TO, ANY WARRANTY OF QUANTITY,
QUALITY, CONDITION, HABITABILITY, MERCHANTABILITY, SUITABILITY OR FITNESS FOR A
PARTICULAR PURPOSE AS TO THE INFORMATION. Notwithstanding the foregoing, to the
Best of Seller's Knowledge (as hereinafter defined), none of the Information is untrue or incorrect. Except to the extent that disclosure is, in the opinion of
Buyer's counsel, legally required, all such Information shall be held by Buyer prior to the Closing in strict confidence, and, without Seller's prior written consent, prior to the Closing Buyer: (i) shall not divulge to any third party any of the Information and shall not use the Information in Buyer's business, except in connection with the evaluation of the acquisition of the Property
Interests; (ii) shall ensure that the Information is disclosed only to such of
Buyer's officers, directors, employees, consultants, investors and lenders as have actual need for the Information in evaluating the Property Interests; (iii)
shall act diligently to prevent any further disclosure of the Information; and
(iv) shall, if the Closing does not occur, promptly return to Seller (without keeping copies) all Information. From and after the Closing, Seller shall keep all Information in strict confidence and, without Buyer's prior written consent,
Seller shall not use the Information in competition with Buyer or disclose the information to any third party, except to the extent that such disclosure is, in the opinion of Seller's counsel, legally required.

     Section 4.5 Survival. Notwithstanding anything herein to the contrary, all of the terms and provisions of this ARTICLE IV shall survive the Closing.

                                   ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

     This ARTICLE V relates solely to the Property Interests which are conveyed and granted pursuant to this Agreement. Seller represents and warrants to Buyer, to the Best of Seller's Knowledge and solely in connection with the Property
Interests, the following as of the Effective Date of this Agreement:

     Section 5.1 Organization and Existence. Seller is duly organized, validly existing, and in good standing under the laws of the State of Delaware. Seller is duly qualified to transact business and is in good standing in the state of
Nevada.

     Section 5.2 Power and Authority. Seller has the power and authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action of Seller.

                                       7

     Section 5.3 Valid and Binding Agreement. This Agreement has been duly executed and delivered by Seller and constitutes, and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Seller and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Seller, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors'
rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     Section 5.4 Non-Contravention. To the Best of Seller's Knowledge, neither the execution, delivery, and performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party nor the consummation by it of the transactions contemplated hereby and thereby do and will conflict with or result in a violation of any provision of the charter, bylaws or other governing instruments of Seller.

     Section 5.5 Approvals. To the Best of Seller's Knowledge, no consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Seller in connection with the execution, delivery, or performance by Seller of this Agreement, each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party or the consummation by it of the transactions contemplated hereby and thereby.

     Section 5.6 No Alienation. To the Best of Seller's Knowledge, Seller has
not sold, assigned, conveyed, or transferred or contracted (or if contracted, such contract has been terminated) to sell, assign, convey or transfer any right or title to, or interest in, the Property Interests, other than as set forth in the Geothermal Lease.

     Section 5.7 No Commitments. To the Best of Seller's Knowledge, Seller has
incurred no expenses, and has made no commitments to make expenditures
(including Seller has not entered into any agreements that would obligate Buyer to make expenditures), in connection with (and no other obligations or liabilities have been incurred which would adversely affect) the ownership or operation of the Property Interests after the Effective Date, other than any that Seller may be obligated to make under the Geothermal Lease.

     Section 5.8 Section 1445. Seller is not a "foreign person" as defined in
Section 1445 of the Internal Revenue Code of 1986, as amended.

     Section 5.9 Seller's Actual Knowledge. For purposes of this Agreement, wherever the term "BEST OF SELLER'S Knowledge" or words of similar import are used, it shall be deemed to mean the actual knowledge of Blaine Bilderback, at the Effective Date without any obligation on his part to investigate such matter. Notwithstanding anything herein to the contrary, the representations and warranties contained in this ARTICLE V shall survive the Closing hereunder for a period of one (1) year only.

                                       8

                                   ARTICLE VI
                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

     Buyer represents to Seller, as of the Effective Date of this Agreement and as of the Closing Date, that:

     Section 6.1 Organization and Existence. Buyer's General Partners, ORNI 1
LLC and ORNI 2 LLC, are duly organized, legally existing and qualified, to the extent qualification is necessary, to do business in the State of Nevada.

     Section 6.2 Power and Authority. Buyer has full power and corporate authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of Buyer.

     Section 6.3 Valid and Binding Agreement. This Agreement has been duly executed and delivered by Buyer and constitutes, and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Buyer and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Buyer, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors'
rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     Section 6.4 Non-Contravention. The execution, delivery, and performance by
Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not (a) conflict with or result in a violation of any provision of the charter, bylaws or other governing instruments of Buyer, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Buyer is a party or by which Buyer or any of its Property Interests may be bound, (c) result in the creation or imposition of any lien or other encumbrance upon the Property Interests of Buyer, or (d) violate any applicable law, rule or regulation binding upon Buyer.

     Section 6.5 Approvals. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is

                                       9

required to be obtained or made by Buyer in connection with the execution, delivery, or performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party or the consummation by it of the transactions contemplated hereby and thereby.

     Section 6.6 No Pending Litigation. There are no pending suits, actions, or other proceedings in which Buyer is a party which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                                  ARTICLE VII
                   CERTAIN COVENANTS OF SELLER PENDING CLOSING
                   -------------------------------------------

     From the Effective Date hereof until Closing:

     Section 7.1 Restrictions on Certain Actions. Seller will not, without
Buyer's prior consent:

          (a) expend any funds, or make any commitments to expend funds
     (including entering into new agreements which would obligate Seller to expend funds), or otherwise incur any other obligations or liabilities, in connection with the ownership or operation of the Property Interests after the Effective Date, other than routine expenses incurred in the normal course of business, except in the event of an emergency requiring immediate action to protect life or preserve the Property Interests;

          (b) sell, transfer or abandon any portion of the Property Interests;
     or

          (c) release (or permit to terminate), or modify or reduce its rights under the Geothermal Lease, or grant any consent or approval under or in connection with the any of the Property Interests.

     Section 7.2 Payment of Expenses. Seller will cause all expenses directly incurred by Seller relating directly to the ownership of the Property Interests prior to the Closing Date to be promptly paid and discharged, except for expenses disputed in good faith and upon resolution of the dispute Seller shall pay any expenses for which Seller is legally responsible with respect thereto.

                                  ARTICLE VIII
                             CLOSING OF TRANSACTION
                             ----------------------

     Section 8.1 The Closing. The closing (herein called the "CLOSING") of the transaction contemplated hereby shall take place in the offices of the Title
Company on or before June 30, 2004 provided, however, that Seller may extend such date by written notice to Buyer to no later than July 6, 2004, or at such other date as the Buyer and Seller may mutually agree upon (the date of Closing pursuant to this Section being herein called the "CLOSING DATE"). In the event
Closing occurs in July, 2004, royalty payments due under the Geothermal Lease will be paid to Seller only through the end of June, 2004. The Closing may take place in person at the Title

                                       10

Company or in escrow pursuant to escrow instructions given by each of the parties in compliance with the terms of this Agreement.

     Section 8.2 Concurrent Conditions. At the Closing, all of the following shall occur, all of which shall be deemed concurrent conditions:

          (a) Seller, at Seller's sole cost and expense, shall deliver or cause to be delivered to Title Company, as escrow agent, for the immediate disbursement and delivery by the Title Company as hereinafter set forth, the following:

               1. A Deed ("DEED"), in form and substance identical to that attached hereto as EXHIBIT "B" and by this reference made a part hereof, fully executed and acknowledged by Seller, conveying to Buyer title to the Mineral Interests and assigning the Geothermal Lease to
          Buyer, subject to the Permitted Encumbrances.

               2. The Easement, in form and substance identical to that attached hereto as EXHIBIT "D" and by this reference made a part hereof, fully executed and acknowledged by Seller.

               3. The Memorandum of Easement, ("Memorandum") in form and
          substance identical to that attached as EXHIBIT "B" to EXHIBIT "D"
          hereto, and by this reference made a part hereof, fully executed and acknowledged by Seller.

               4. The Assignment of Rights (as hereinafter defined), in form and substance identical to that attached hereto as EXHIBIT "C" and by this reference made a part hereof, fully executed by Seller and the
          Qualified Intermediary (as hereinafter defined) in triplicate originals.

               5. An Affidavit ("AFFIDAVIT") that Seller is not a "foreign person" as defined in Section 1445 of the Internal Revenue Code of
          1986, as amended.

               6. The Reconveyance.

               7. The Settlement Statement (as hereinafter defined) prepared by the Title Company for execution by Seller, fully executed by Seller.

               8. Evidence reasonably satisfactory to Buyer and the Title
          Company that Seller (and the person executing the closing documents on behalf of Seller) has the full right, power, and authority to perform this Agreement and complete the Closing hereunder.

          (b) Buyer, at Buyer's sole cost and expense, shall deliver or cause to be delivered to Title Company, as escrow agent, for the immediate disbursement and delivery by the Title Company as hereinafter set forth, the following:

               1. Immediately available funds in the form of a federal wire transfer, certified or cashier's check, or such other means of funding acceptable to the Title Company so as to constitute readily available funds for immediate disbursement

                                       11

          by Title Company ("READILY AVAILABLE FUNDS") in an amount equal to the
          Purchase Price less the Earnest Money (which shall be applied to the
          Purchase Price as hereinafter discussed) plus such additional funds as may be necessary to pay for the costs charged to Buyer under SECTION
          8.4 below and to reflect the prorations under ARTICLE IX below.

               2. The Deed, fully executed and acknowledged by Buyer.

               3. The Easement, fully executed and acknowledged by Buyer.

               4. The Memorandum, fully executed and acknowledged by Buyer.

               5. The Assignment of Rights, fully executed by Buyer in
          triplicate originals.

               6. The Settlement Statement prepared by the Title Company for execution by Buyer, fully executed by Buyer.

               7. Evidence reasonably satisfactory to Seller and the Title
          Company that Buyer (and the person executing the closing documents on behalf of Buyer) has the full right, power, and authority to perform this Agreement and complete the Closing hereunder.

          (c) At the Closing, Title Company shall prepare for execution by each party a Settlement Statement ("SETTLEMENT STATEMENT(S)") which shall (i)
     show the net funds due from Buyer ("NET FUNDS DUE FROM BUYER") and the net funds due to/from Seller ("NET FUNDS DUE TO/FROM SELLER"), (ii) reflect the funding and disbursement of cash funds necessary to close the transaction and the application of all Earnest Money toward the Purchase Price, (iii)
     reflect the payoff by Seller of any liens against the Property Interests, and (iv) reflect the allocation of costs between the parties as provided herein and other prorations, credits and other adjustments provided for herein.

          (d) Title Company shall issue to Buyer the Title Policy.

     Section 8.3 Closing of Escrow. Upon satisfaction and delivery of all of the matters described in SECTION 8.2 above, Title Company shall act as escrow agent in closing the transaction hereunder and shall:

          (a) Record the Deed and the Memorandum in the Deed Records of
     Churchill County, Nevada with instructions for the recorder to return the original executed and recorded Deed and Memorandum to Buyer.

          (b) Deliver an original executed counterpart of the Assignment of
     Rights to each of Seller, Buyer and Qualified Intermediary.

          (c) Deliver the original Easement to Buyer with a copy to Seller.

                                       12

          (d) Execute and deliver to each respective party its respective
     Settlement Statement.

          (e) Deliver the original Affidavit to Buyer.

          (f) Release the Earnest Money from escrow and apply the same to the
     Purchase Price, and, subject to the allocation of costs and prorations as described in SECTION 8.4 and ARTICLE IX below, release the Purchase Price to Seller.

     Section 8.4 Allocation of Closing Costs. Closing costs shall be allocated as follows:

          (a)  Seller shall pay:

               1. its own attorneys' fees,

               2. one-half (1/2) of all real property transfer taxes,

               3. one-half (1/2) of the escrow fees charged by Title Company,
               and

               4. one-half (1/2) of the cost to record the Deed and Easement.

          (b)  Buyer shall pay:

               1. its own attorneys' fees,

               2. one-half (1/2) of all real property transfer taxes,

               3. one-half (1/2) of the escrow fees charged by the Title
               Company,

               4. one-half (1/2) of the cost to record the Deed and Easement,
               and

               5. the premium and all other costs related to or in connection with the issuance of a Standard Title Policy, and any additional premium or charge to obtain extended coverage or any other endorsements or additional coverages Buyer may obtain relative to the Owner Policy (but Seller gives no assurances that any such endorsements or coverages are available and shall have no
               responsibility with respect thereto).

                                   ARTICLE IX
                         CERTAIN ACCOUNTING ADJUSTMENTS
                         ------------------------------

     Section 9.1 Adjustments. Subject to the provisions of SECTION 9.2(C),
SECTION 9.3 AND SECTION 9.4 below, appropriate adjustments shall be made between
Buyer and Seller so that (a) all expenses which are incurred in connection with the Property Interests after the Closing Date will be borne by Buyer, and all rent, royalties and other proceeds that the landlord is entitled to receive after the Closing Date under the Geothermal Lease or otherwise in connection with the Land after the Closing Date will be received by Buyer, and (b) all expenses which are incurred in connection with the Property Interests before the
Closing Date will be borne by Seller and all

                                       13

rent, royalties and other proceeds that the landlord is entitled to receive before the Closing Date under the Geothermal Lease or otherwise in connection with the Land will be received by Seller. It is agreed that, in making such adjustments (i) ad valorem taxes assessed with respect to a period which the
Closing Date splits shall be prorated based on the number of days in such period which fall on each side of the Closing Date (with the day on which the Closing
Date falls being counted in the period after the Closing Date), and (ii) no consideration shall be given to the local, state or federal income tax liabilities of any party.

     Section 9.2 Closing and Post-Closing Accounting Settlements.

          (a) At or before Closing, the parties shall determine, based upon the best information reasonably available to them, the amount of the adjustments provided for in SECTION 9.1. If the amount of adjustments so determined which would result in a credit to Buyer exceed the amount of adjustments so determined which would result in a credit to Seller, Buyer shall receive a credit, for the amount of such excess, against the Purchase
     Price to be paid at Closing, and, if the converse is true, Buyer shall pay to Seller, at Closing (in addition to amounts otherwise then owed), the amount of such excess in Readily Available Funds.

          (b) On or before 90 days after Closing, Buyer and Seller shall review any additional information which may then be available pertaining to the adjustments provided for in SECTION 9.1, shall determine if any additional adjustments (whether the same be made to account for expenses or revenues not considered in making the adjustments made at Closing, or to correct errors made in such adjustments) should be made beyond those made at
     Closing, and shall make any such adjustments by appropriate payments from
     Seller to Buyer or from Buyer to Seller.

          (c) If Buyer discovers any rents, royalties or other proceeds to which
     Seller is entitled in connection with the Property Interest with respect to any period prior to the Closing Date but which Seller has not previously billed or received, Buyer and Seller shall each receive one-half (1/2) of such rents, royalties or other proceeds.

     Section 9.3 Sales Taxes. No sales, transfer or similar tax will be collected at Closing from Buyer in connection with this transaction. If, however, this transaction is later deemed to be subject to sales, transfer or similar tax, at any time, for any reason, Seller and Buyer shall each pay one-half of such sales, transfer or similar tax levied on or otherwise in connection with the transaction Closed hereunder. If one party pays such sales, transfer or similar tax in full, the other party agrees upon notice of such payment to promptly reimburse the paying party for its one-half share of such tax.

     Section 9.4 Ad Valorem Taxes on Land. From and after Closing, Buyer agrees to assume and be solely responsible for payment of all ad valorem and similar taxes and assessments affecting the Land and the Property Interests. Buyer covenants and agrees to pay such amounts to the appropriate taxing authorities on or before delinquency thereof and shall indemnify and hold Seller harmless from and against any and all such taxes and subsequent assessments and all interest and penalties thereon. Notwithstanding anything herein to the contrary, the terms and provisions of this SECTION 9.4 shall survive the Closing.

                                       14

                                    ARTICLE X
                              TAX-DEFERRED EXCHANGE
                              ---------------------

     Section 10.1 Tax-Deferred Exchange. Seller reserves the right to assign its rights, but not its obligations, under this Agreement to Apex Property & Track
Exchange, Inc. ("APEX"), a qualified intermediary ("QUALIFIED INTERMEDIARY")
within the meaning of Section 1031 of the Internal Revenue Code of 1986, as
amended (the "CODE"), for the purpose of completing a tax-deferred exchange under the provisions of Code Section 1031 and the regulations promulgated thereunder ("TAX-DEFERRED EXCHANGE"). Seller shall bear all expenses associated with the use of the Qualified Intermediary or necessary to qualify this transaction as a Tax-Deferred Exchange, and, except as otherwise provided herein, shall protect, reimburse, indemnify and hold harmless Buyer from and against any and all reasonable and necessary additional costs, expenses, including attorneys' fees and liabilities which Buyer may incur as a result of
Seller's use of the Qualified Intermediary or the qualification of this transaction as a Tax-Deferred Exchange pursuant to Section 1031. Buyer shall cooperate with Seller with respect to this Tax-Deferred Exchange, and upon
Seller's request, shall execute such documents as may be required to effect this
Tax-Deferred Exchange, including without limitation the Assignment of Rights
Under Contract ("ASSIGNMENT OF RIGHTS") attached hereto as EXHIBIT "C".

                                   ARTICLE XI
                                  CASUALTY LOSS
                                  -------------

     Section 11.1 Casualty Loss. In the event any fire, casualty or catastrophic loss materially and adversely affects the Property Interests or the revenue stream from the Geothermal Lease after the Effective Date but prior to Closing,
Buyer may terminate this Agreement and the parties shall have no further obligations to one another hereunder other than the obligations under SECTIONS
12.4, 15.4 and ARTICLE XIV, which will survive such termination.

                                   ARTICLE XII
                        TERMINATION, DEFAULT AND REMEDIES
                        ---------------------------------

     Section 12.1 Seller's Rights and Remedies. If Buyer fails or refuses to consummate the purchase of the Property Interests pursuant to this Agreement at the Closing, or fails to perform any of Buyer's other obligations hereunder either prior to or at the Closing for any reason other than termination of this
Agreement by Buyer pursuant to a right to so terminate expressly set forth in this Agreement or Seller's failure to perform Seller's obligations under this
Agreement, and if Buyer fails to cure any such default within five (5) days after written notice thereof from Seller (provided, however, there shall be no notice and opportunity to cure for Buyer's failure to close the transaction on the Closing Date so as to extend the Closing Date), then Seller shall have, as
Seller's sole and exclusive remedy, the right to either (i) enforce specific performance of Buyer's obligations under this Agreement; or (ii) terminate this
Agreement by giving written notice thereof to Buyer prior to or at the Closing, whereupon neither party hereto shall have any further rights or obligations hereunder, other than the obligations under SECTIONS 12.4, 15.4 and ARTICLE XIV, and Title Company shall deliver the Earnest Money to Seller as liquidated damages, free of any claims by Buyer or any other person with respect thereto.
It is agreed that the Earnest Money to which the Seller is entitled under a termination under item (ii) above is a reasonable forecast of just compensation for the harm that would be caused by Buyer's breach,

                                       15

and that the harm that would be caused by such breach is one that is incapable or very difficult of accurate estimation. Notwithstanding the forgoing, Seller may pursue all rights and remedies available at law or in equity against Buyer with respect to any Right of Entry Agreement executed by Buyer or any closing document delivered in connection with this Agreement.

     Section 12.2 Buyer's Rights and Remedies. If Seller fails or refuses to consummate the sale of the Property Interests pursuant to this Agreement at the
Closing, or fails to perform any of Seller's other obligations hereunder either prior to or at the Closing for any reason other than the termination of this
Agreement by Seller pursuant to a right to so terminate expressly set forth in this Agreement or Buyer's failure to perform Buyer's obligations under this
Agreement, and if Seller does not cure such failure to perform within five (5)
days after written notice of such failure from Buyer to Seller (provided, however, there shall be no notice and opportunity to cure for Seller's failure to close the transaction on the Closing Date so as to extend the Closing Date), then Buyer, as Buyer's sole and exclusive remedy, shall have the right to either
(i) enforce specific performance of Seller's obligations under this Agreement or
(ii) terminate this Agreement by giving written notice thereof to Seller prior to or at the Closing whereupon neither party hereto shall have any further rights or obligations hereunder, other than the obligations under SECTIONS 12.4,
15.4 AND ARTICLE XIV, and Title Company shall deliver the Earnest Money to
Buyer, free of any claims by Seller or any other person with respect thereto. In no event shall Buyer have any claim against Seller for damages in the event of such termination.

     Section 12.3 Specific Performance. In those instances in which this
Agreement provides that a party is entitled to specific performance, it is agreed that the other party waives all defenses to specific performance in such instances and that all requirements, under legal rules and principles, to the right to pursue specific performance for a breach shall have been satisfied, including without limitation any requirement that: (1) this Agreement is a valid and binding agreement which is definite and certain in its terms, (2) this
Agreement is free from unfairness, fraud or overreaching and is enforceable without injustice, (3) no adequate remedy at law exists for such breach, and (4)
enforcement by specific performance will not be inequitable, oppressive or unconscionable.

     Section 12.4 Disbursement of Earnest Money. In the event either Seller or
Buyer becomes entitled to the Earnest Money (or portion thereof) upon cancellation of this Agreement in accordance with its terms, Buyer and Seller covenant and agree to deliver a letter of instruction to the Title Company directing disbursement of the Earnest Money (or portion thereof) to the party entitled thereto.

                                  ARTICLE XIII
                                     NOTICES
                                     -------

     Section 13.1 Notices. All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service (which provides a receipt), by telecopier (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:

                                       16

     If to Seller:    The Burlington Northern and Santa Fe Railway Company
                      2500 Lou Menk Dr.
                      Fort Worth, Texas 76131
                      Attention: Blaine Bilderback
                      Fax No.: (817) 352-7797

     With a copy to:  The Burlington Northern and Santa Fe Railway Company
                      2500 Lou Menk Dr
                      Fort Worth, Texas 76131
                      Attention: David Rankin
                      Fax No.: (817) 352-2398

     If to Buyer:     Brady Power Partners
                      980 Greg Street
                      Sparks, Nevada 89431
                      Attention:Christy Morris
                      Fax No.: (775) 356-9039

     With a copy to:  Lionel Sawyer & Collins
                      50 W. Liberty Street, Suite 1100
                      Reno, Nevada  89501
                      Attention:  Carl D. Savely
                      Fax No.: (775) 788-8682

and shall be considered delivered on the date of receipt. Either Buyer or Seller may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other party, in the manner provided in this ARTICLE XIII, at least ten (10) days prior to the effective date of such change of address.

                                   ARTICLE XIV
                                   COMMISSIONS
                                   -----------

     Section 14.1 Commissions.

          (a) Seller agrees to indemnify and hold harmless Buyer from and against any and all claims, obligations, actions, liabilities, losses, damages, costs or expenses (including court costs and attorneys fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of,
     Seller with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

          (b) Buyer agrees to indemnify and hold harmless Seller from and against any and all claims, obligations, actions, liabilities, losses, damages, costs or expenses (including court costs and attorneys fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made

                                       17

     by, or on behalf of, Buyer with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

                                   ARTICLE XV
                              MISCELLANEOUS MATTERS
                              ---------------------

     Section 15.1 Survival of Provisions. All representations and warranties of
Seller or Buyer contained in this Agreement, any Exhibit or in any certificate delivered at the Closing shall survive the Closing for a period of one (1) year from the Closing Date.

     Section 15.2 Further Assurances. In order to effectuate and provide Buyer with the benefits of the transactions contemplated hereby, after the Closing,
Seller and Buyer shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments, notices and other documents, and do such other and further acts and things, as may be reasonably necessary to more fully and effectively assign, transfer and convey the Property Interests to Buyer and to effectuate Seller's Tax-Deferred
Exchange.

     Section 15.3 Binding Effect; Successors and Assigns. The Agreement shall be binding on the parties hereto and their respective successors and permitted assigns. Neither party shall have the right to assign its rights under this
Agreement, without the prior written consent of the other party first having been obtained. Notwithstanding anything contained in this SECTION 15.3 or elsewhere in this Agreement to the contrary, however, this Agreement may be assigned by either party to an Affiliate of such party without the other party's consent; provided, however, that any assignment of this Agreement by Buyer to an
Affiliate shall not release Buyer from its obligations to Seller under this
Agreement. For purposes of this Agreement, an "Affiliate" is any person or entity (1) that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a party, or (2)
that is or becomes a parent, successor or affiliate of a party, or is a successor of a party by reason of merger, consolidation or reorganization.

     Section 15.4 Expenses. Each party shall bear and pay all attorney's fees and expenses incurred by it in connection with the transaction contemplated by this Agreement. Except as otherwise set forth in this Agreement, each party shall bear one-half (1/2) of all costs and expenses, including escrow closing fees, incurred in connection with the Closing and the recordation of the Deed and the Easement or otherwise to evidence the transactions consummated hereunder.

     Section 15.5 Entire Agreement - Time of the Essence. This Agreement
contains the entire understanding of the parties hereto with respect to subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter. Time is of the essence in this Agreement.

     Section 15.6 Public Statements. Seller and Buyer shall consult with each other with regard to all publicity and other releases at or prior to Closing concerning this Agreement and the transactions contemplated hereby and, except as required by applicable law or the applicable rules or regulations of any governmental body or stock exchange, neither party shall issue any publicity or other release without the prior consent of the other party.

                                       18

     Section 15.7 Injunctive Relief. The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this
Agreement were not performed in accordance with their specific terms or were otherwise breached. Except to the extent otherwise provided in the other provisions of this Agreement, it is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to enforce specifically the provisions of this Agreement, in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the parties may be entitled under this Agreement or at law or in equity.

     Section 15.8 Amendments. This Agreement may be amended, modified, supplemented, restated or discharged (and provisions hereof may be waived) only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, supplement, restatement or discharge (or waiver) is sought.

     Section 15.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas applicable to a contract executed and performed in such State, without giving effect to conflicts of laws principles requiring the application of the law of another
State.

     Section 15.10 Multiple Counterparts; Fax. This instrument may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute collectively, one instrument. It is not necessary that each party hereto execute the same counterpart so long as identical counterparts are executed by each such party hereto. This instrument may be validly executed and delivered by facsimile or other electronic transmission.

     Section 15.11 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future Laws, such provision will be fully severable and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision is not a part hereof, and the remaining provisions hereof will remain in full force and effect. In lieu of any illegal, invalid or unenforceable provision herein, there will be added automatically as a part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     Section 15.12 Construction. The parties acknowledge that each party and, if it so chooses, its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party must not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

     Section 15.13 Headings. All section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or inference shall be derived therefrom. Wherever required by the context, any gender includes the other gender, the singular includes the plural, and the plural includes the singular. Each defined term herein may be used in its singular or plural form whether or not so defined.

     Section 15.14 Attorney's Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be

                                       19

entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief to which it may be entitled.

     Section 15.4 Business Days. If the Closing Date or the day for performance of any act required under this Agreement falls on a Saturday, Sunday or legal holiday, then the Closing Date or the day for such performance, as the case may be, shall be the next following regular business day.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date set forth below each party's signature, to be effective, however, as of the Effective Date set forth above.

                              SELLER:

                              THE BURLINGTON NORTHERN AND SANTA FE RAILWAY
                              COMPANY, a Delaware corporation

                              By:       /s/ James J. O'Neil
                                       -----------------------------------------
                              Name:    James J. O'Neil
                                       -----------------------------------------
                              Title:   Asst. Vice President Prop. & Fac. Mgt.
                                       -----------------------------------------
                              Date:
                                       -----------------------------------------

                              BUYER:

                              BRADY POWER PARTNERS,
                              A NEVADA GENERAL PARTNERSHIP

                              By:      ORNI 1 LLC,
                                       a Delaware limited liability company,
                                       General Partner

                                       By:       /s/ Connie Stechman
                                                --------------------------------
                                       Name:     Connie Stechman
                                                 -------------------------------
                                       Title:    Assistant Secretary
                                                --------------------------------
                                       Date:     June 1, 2004
                                                --------------------------------

                              By:      ORNI 2 LLC,
                                       a Delaware limited liability company,
                                       General Partner

                                       By:       /s/ Connie Stechman
                                                --------------------------------
                                       Name:    Connie Stechman
                                                --------------------------------
                                       Title:   Assistant Secretary
                                                --------------------------------
                                       Date:    June 1, 2004
                                                --------------------------------

                                       20

                                   EXHIBIT "A"
                                   -----------
                             DESCRIPTION OF PROPERTY
                             -----------------------

Description of Property located in Churchill County, Nevada:

An area of 4480 acres, more or less, consisting of:

All of Section 31-Township 23 North, Range 27 East, M.D.M.; and

All of Sections 1, 3, 11, 13, 15, and 23- Township 22 North, Range 26 East,
M.D.M.

                                       1

                                   EXHIBIT "B"
                                   -----------
                                  FORM OF DEED
                                  ------------

A PORTION OF APNS:    004-031-01;
          004-031-03; 004-031-11;
          004-031-14; 004-031-16;
          004-031-23; 004-391-26

MAIL TAX STATEMENTS TO, AND
WHEN RECORDED, RETURN TO:

Brady Power Partners
980 Greg Street
Sparks, Nevada  89431

                                      DEED

     For and in consideration of ten dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY, a
Delaware corporation, and/or its assigns ("GRANTOR"), does hereby convey, assign, transfer, set over and deliver to BRADY POWER PARTNERS, a Nevada general partnership ("GRANTEE"), with an address of 980 Greg Street, Sparks, Nevada
89431, and its successors and assigns, all of Grantor's right, title and interest in and to:

     (i)  the Minerals in, on and under the land ("LAND") located as further described on EXHIBIT "A" attached hereto (the "MINERAL INTERESTS"),
          and

     (ii) the lease described on EXHIBIT "A" attached hereto (the "GEOTHERMAL
          LEASE"),

all of the foregoing being referred to herein as the "PROPERTY"; BUT
SPECIFICALLY EXCLUDING ANY AND ALL SURFACE RIGHTS IN AND TO THE LAND, WHICH
SURFACE RIGHTS ARE RESERVED AND RETAINED BY GRANTOR, provided however, if that certain Easement of even date herewith ever terminates then Grantee shall have no right to use the surface to explore for and produce the Minerals as the dominant estate.

     For purposes of this Deed, "MINERALS" shall include, without limitation,
(i) geothermal energy and products of geothermal energy including but not limited to hot brine, hot water, hot rock, indigenous steam and other gases, hot water and hot brines resulting from water, gas, or other fluids (whether liquid or gaseous), artificially introduced into geothermal energy and any substances which are found in solution or in association with such steam, hot water or hot brines; (ii) all substances defined as "oil", "gas" and "minerals" under applicable laws; and (iii) all other substances that may be classified as metalliferous elements or nonmetalliferous elements, together with all compounds and byproducts thereto; specifically including, but not limited to, oil, gas and other hydrocarbons; carbon dioxide, helium, coalbed methane and other gases, whether or not produced in association with oil and gas; coal, potassium, peat and lignite, regardless of the method used to mine and remove the same and regardless of the effect of such mining and removal upon the surface estate, including the destruction thereof; uranium, thorium or other fissionable materials; iron ore, bauxite and other metallic ores and metallic minerals,

                                       1

including copper, silver and gold; sulphur, whether in a solid, liquid or gaseous state and regardless whether or not produced in association with oil and gas; sand, gravel, clay, scoria, caliche and limestone, granite or other stone or rock, regardless of the method used to quarry, mine or remove the same; and
salt, saltwater and brine; together with all other minerals and mineral substances whatsoever, known and unknown, whether similar or dissimilar to those specifically named herein, in, on and under the Land. As used herein, the terms
"HOT WATER," "STEAM" and "THERMAL ENERGY" each shall mean natural geothermal water and/or steam, and shall also mean the natural heat of the earth and the energy present in, resulting from or created by, or which may be extracted from the natural heat of the earth or the heat present below the surface of the earth, in whatever form such heat or energy occurs.

     The conveyance and assignment of the Mineral Interests and Geothermal Lease from Grantor to Grantee is subject to the following continuing covenants, to which Grantee has indicated its acceptance by its signature below:

     1. This Deed is granted and accepted without warranty of title of any kind, express or implied but with full substitution and subrogation of Grantee, and all persons claiming by, through and under Grantee, to the extent assignable, in and to all covenants and warranties by Grantor's predecessors in title and with full subrogation of all rights accruing under the statutes of limitation or prescription under the laws of various states in which the Property is located.
It is the intent of Grantor to convey particular rights in property as specifically described in this Deed, including all rights as to after acquired title by Grantor, and not just a chance of title. Consequently, this instrument is a conveyance without warranties, as provided herein, and not a quitclaim.

     2. AS-IS SALE; DISCLAIMER OF WARRANTIES. GRANTEE HAS PREVIOUSLY MADE AN
INSPECTION OF THE PROPERTY AND THE LAND AND HAS KNOWLEDGE AS TO THE PAST USE AND
CONDITION OF THE PROPERTY AND THE LAND, INCLUDING THE FACT THAT THE LAND AND
CERTAIN OF THE MINERAL INTERESTS ARE SUBJECT TO THE RIGHTS OF THE GEOTHERMAL
LESSEE UNDER THE GEOTHERMAL LEASE. BASED UPON THIS INSPECTION AND KNOWLEDGE,
GRANTEE IS AWARE OF THE CONDITION OF THE LAND AND THE PROPERTY AND GRANTEE
SPECIFICALLY ACKNOWLEDGES THAT GRANTEE IS: (I) PURCHASING ALL OF GRANTOR'S
RIGHT, TITLE AND INTEREST IN AND TO THE MINERALS, (II) ACQUIRING ALL OF
GRANTOR'S RIGHT, TITLE AND INTEREST AS LANDLORD IN AND TO THE GEOTHERMAL LEASE,
AND (III) ASSUMING ALL OF GRANTOR'S OBLIGATIONS AS LANDLORD UNDER THE GEOTHERMAL
LEASE. ALL OF THE FOREGOING BEING ON AN "AS-IS WITH ALL FAULTS" BASIS WITH ANY
AND ALL PATENT AND LATENT DEFECTS, INCLUDING THOSE RELATING TO THE ENVIRONMENTAL
CONDITION OF THE LAND AND THE PROPERTY. GRANTEE FURTHER ACKNOWLEDGES THAT,
EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF GRANTOR AS SELLER IN ARTICLE V
OF THE PURCHASE AGREEMENT, GRANTEE IS ACCEPTING THIS GRANT OF MINERALS "AS-IS
AND WITH ALL FAULTS". EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF GRANTOR
AS SELLER IN ARTICLE V OF THE PURCHASE AGREEMENT, GRANTEE IS NOT RELYING ON ANY
REPRESENTATION OR

                                       2

WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND WHATSOEVER FROM GRANTOR AND GRANTEE
HEREBY WAIVES, RELEASES AND DISCHARGES FOREVER GRANTOR FROM ANY AND ALL PRESENT
OR FUTURE CLAIMS OR DEMANDS AND ANY AND ALL DAMAGES, LOSS, INJURY, LIABILITY,
CLAIMS OR COSTS INCLUDING FINES, PENALTIES AND JUDGMENTS, ATTORNEYS' FEES AND
COURT COSTS (COLLECTIVELY, "LOSSES") AS TO ANY MATTERS CONCERNING THE LAND OR
THE PROPERTY, INCLUDING WITHOUT LIMITATION: (A) GRANTOR'S EXTENT OF INTEREST IN
THE LAND AND THE PROPERTY; (B) THE EXISTENCE AND EXTENT OF ANY OIL, GAS OR
MINERAL RESERVES; (C) THE PHYSICAL CONDITION OF THE LAND AND THE PROPERTY AND
ANY DEFECTS THEREOF; (D) THE PRESENCE OF ANY HAZARDOUS SUBSTANCES, WASTES OR
CONTAMINANTS IN, ON OR UNDER THE LAND; (E) THE CONDITION OR EXISTENCE OF ANY OF
THE ABOVE GROUND OR UNDERGROUND STRUCTURES OR IMPROVEMENTS IN, ON OR UNDER THE
LAND; (F) THE CONDITION OF TITLE TO THE LAND AND THE PROPERTY; (G) THE
COMPLIANCE OF THE LAND AND THE PROPERTY WITH APPLICABLE LAWS, RULES, ORDINANCES
OR REGULATIONS OF ANY GOVERNMENTAL OR OTHER AUTHORITY WITH JURISDICTION OVER THE
LAND OR THE PROPERTY; AND (H) THE NATURE AND EXTENT OF ANY RIGHT-OF-WAY,
EASEMENT, LEASE, POSSESSION, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION
OR OTHER AGREEMENTS AFFECTING THE LAND OR THE PROPERTY. GRANTOR HEREBY DISCLAIMS
ANY REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, AS TO THE QUANTITY,
QUALITY, CONDITION, HABITABILITY, MERCHANTABILITY, SAFETY, SUITABILITY OR
FITNESS FOR ANY PARTICULAR PURPOSE RELATING TO THE LAND AND THE PROPERTY, SUCH
WAIVER BEING ABSOLUTE, COMPLETE, TOTAL AND UNLIMITED IN ANY WAY. GRANTOR SHALL
NOT BE RESPONSIBLE TO GRANTEE OR ITS SUCCESSORS OR ASSIGNS FOR ANY DAMAGES
RELATING TO THE QUANTITY, QUALITY, CONDITION, HABITABILITY, MERCHANTABILITY,
SAFETY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE RELATING TO THE LAND
OR PROPERTY, OR THE CONFORMITY OF ANY SUCH LAND OR PROPERTY TO GRANTEE'S
INTENDED USES. For purposes of this instrument, Losses shall include, without limitation, (a) the cost of any investigation, removal, remedial or other response action that is required by any Environmental Law (defined below), that is required by judicial order or by order of or agreement with any governmental authority, or that is necessary or otherwise is reasonable under the circumstances, (b) losses for injury or death of any person, and (c) losses arising under any Environmental Law enacted after transfer.

     3. TO THE FULLEST EXTENT PERMITTED BY LAW, GRANTEE SHALL RELEASE,
INDEMNIFY, DEFEND AND HOLD HARMLESS GRANTOR AND ITS SUCCESSORS AND ASSIGNS
(COLLECTIVELY, "INDEMNITEES") FOR, FROM AND AGAINST ANY AND ALL LOSSES AND COSTS
OF INVESTIGATION, REMOVAL AND REMEDIATION AND GOVERNMENTAL OVERSIGHT COSTS
(COLLECTIVELY, "LIABILITIES") OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON
OR ENTITY DIRECTLY OR INDIRECTLY ARISING OUT OF, RESULTING FROM OR RELATED TO
(IN WHOLE OR IN PART): (I) OPERATIONS

                                       3

CONDUCTED ON THE PROPERTY FROM AND AFTER THE EFFECTIVE DATE INCLUDING, WITHOUT
LIMITATION, THE OBLIGATION TO PLUG AND ABANDON ANY WELLS IN ACCORDANCE WITH ALL
APPLICABLE STATUTES AND REGULATIONS OF ANY GOVERNMENTAL AUTHORITY HAVING
JURISDICTION OVER SUCH MATTERS, (II) ANY EXACERBATION OF ANY EXISTING
ENVIRONMENTAL CONDITION OF THE PROPERTY, INCLUDING WITHOUT LIMITATION THE
PRESENCE OF ANY HAZARDOUS SUBSTANCES IN, ON OR UNDER THE PROPERTY, AND (III) ANY
ACT OR OMISSION OF GRANTEE OR GRANTEE'S CONTRACTORS, SUBCONTRACTORS, ASSIGNEES,
TENANTS, INVITEES, LICENSEES, AFFILIATES, SUBSIDIARIES OR OTHERS ENTERING THE
LAND BY OR THROUGH GRANTEE (COLLECTIVELY, "INVITEES"), EVEN IF SUCH LIABILITIES
ARISE FROM OR ARE ATTRIBUTED TO, IN WHOLE OR IN PART, ANY NEGLIGENCE OF ANY
INDEMNITEE. THE ONLY LIABILITIES WITH RESPECT TO WHICH LESSEE'S OBLIGATION TO
INDEMNIFY THE INDEMNITEES DOES NOT APPLY ARE LIABILITIES TO THE EXTENT
PROXIMATELY CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AN
INDEMNITEE. This indemnity specifically includes the obligation of Grantee to remove, close, remediate, reimburse or take other actions requested or required by any governmental agency concerning any Hazardous Substances or contaminants on the land or related to or affecting the property interests. Grantor's rights hereunder are in addition to any other rights Grantor may have at law or in equity.

     4. The term "HAZARDOUS SUBSTANCE" means any hazardous, toxic, radioactive or infectious substance, material or waste as defined, listed or regulated under any Environmental Law, and includes without limitation petroleum oil and any of its fractions. The term "ENVIRONMENTAL LAW" means any federal, state or local statute, regulation, code, rule, ordinance, order, judgment, decree, injunction or common law pertaining in any way to the protection of human health or the environment, including without limitation, the Resource Conservation and
Recovery Act, the Comprehensive Environmental Response, Compensation and
Liability Act, the Toxic Substances Control Act, and any similar or comparable state or local law.

     5. Upon written notice from Grantor, Grantee agrees to assume the defense of any lawsuit or other proceeding brought against any Indemnitee by any entity, for any claim for which Grantee has an obligation to indemnify, save and hold harmless any Indemnitee. Grantee shall pay all costs incident to such defense, including, but not limited to, attorneys' fees, investigators' fees, litigation and appeal expenses, settlement payments, and amounts paid in satisfaction of judgments. If indemnification pursuant to Section 3 is sought, Grantor shall give written notice to Grantee of the event giving rise to the obligation to indemnify, describing in reasonable detail the factual basis for such claim, and shall allow Grantee to assume and conduct the defense of the claim or action with counsel reasonably satisfactory to Grantor, and cooperate with Grantee in the defense thereof; provided, however, that the omission to give such notice to
Grantee shall not relieve the Grantee from any liability which it may have to the Grantor, except to the extent that Grantee is prejudiced by the failure to give such notice. Grantor shall have the right to employ separate counsel to represent Grantor if Grantor is advised by counsel that an actual conflict of interest makes it advisable for Grantor to be represented by separate counsel.

                                       4

     6. Grantee agrees to assume and be solely responsible for payment of all ad valorem and similar taxes and assessments affecting the Land and the Property for the calendar year 2004 and for all years thereafter, and Grantee covenants and agrees to pay such amounts to the appropriate taxing authorities on or before delinquency thereof and shall indemnify and hold Grantor harmless from and against any and all such taxes and subsequent assessments and all interest and penalties thereon.

     7. This Deed is executed by Grantor and accepted by Grantee subject to all liens, claims, easements, restrictions, covenants, mineral and royalty interests, and any other matters of whatsoever nature, if any, affecting the
Property (herein collectively called "PERMITTED ENCUMBRANCES").

     8. All of the terms, provisions, covenants and agreements herein contained shall extend to and be binding upon Grantor and Grantee, their respective successors and assigns.

     9.   Grantee covenants and agrees to execute that certain Assignment of
          Rights and all other documents required by Grantor so as to permit
          Grantor to complete a tax-deferred exchange relative to the Property using a "Qualified Intermediary" pursuant Section 1031 of the Internal
          Revenue Code of 1986, as amended, and Treas. Reg. ss. 1.1031(k)-1(g).

     10.  APPLICABLE LAW. All questions concerning the interpretation or application of provisions of this deed shall be decided according to the substantive Laws of the State where the Land is located without regard to conflicts of law provisions.

     TO HAVE AND TO HOLD the Property together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever, subject to the Permitted Encumbrances as referenced above, but without any warranty of title or warranty of any kind whatsoever.

     IN WITNESS WHEREOF, the parties hereto have executed this Deed as of the
1st day of June, 2004.

                                       5

                                       GRANTOR:

                                       THE BURLINGTON NORTHERN AND SANTA
                                       FE RAILWAY COMPANY, a Delaware
                                       corporation

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       GRANTEE:

                                       BRADY POWER PARTNERS,
                                       A NEVADA GENERAL PARTNERSHIP

                                       By: ORNI 1 LLC,
                                           a Delaware limited liability company,
                                           General Partner

                                           By:    /s/ Connie Stechman
                                                  ------------------------------
                                           Name:  Connie Stechman
                                                  ------------------------------
                                           Title: Assistant Secretary
                                                  ------------------------------
                                           Date:  June 1, 2004
                                                  ------------------------------

                                       By: ORNI 2 LLC,
                                           a Delaware limited liability company,
                                           General Partner

                                           By:    /s/ Connie Stechman
                                                  ------------------------------
                                           Name:  Connie Stechman
                                                  ------------------------------
                                           Title: Assistant Secretary
                                                  ------------------------------
                                           Date:  June 1, 2004
                                                  ------------------------------

[Exhibits and acknowledgment pages to be attached prior to execution by Grantor and Grantee]

                                       6

                                   EXHIBIT "C"
                          FORM OF ASSIGNMENT OF RIGHTS
                          ----------------------------

                              ASSIGNMENT OF RIGHTS

     THIS ASSIGNMENT OF RIGHTS ("ASSIGNMENT OF RIGHTS") is by and between THE
BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY, a Delaware corporation
(hereinafter called "EXCHANGOR"), BRADY POWER PARTNERS, a Nevada general partnership (hereinafter called "BUYER"), and APEX PROPERTY & TRACK EXCHANGE,
INC., a Massachusetts corporation, of 2036 Washington Street, Hanover,
Massachusetts 02339, (hereinafter called "ASSIGNEE").

                                    RECITALS

     Whereas, Buyer and Exchangor have previously entered into an agreement dated June 1, 2004 ("PURCHASE AGREEMENT"), pursuant to which Exchangor agreed to sell and convey to Buyer: (i) all of Exchangor's right, title and interest in and to those certain mineral interests ("MINERAL INTERESTS") underlying certain land owned or controlled by Exchangor (the "LAND") further described on EXHIBIT
"A" attached hereto and incorporated herein by this reference, and (ii) certain rights ("LANDLORD RIGHTS") and obligations of Exchangor as landlord under that certain Geothermal Lease ("GEOTHERMAL LEASE") affecting the Land dated October
10, 1984, between Munson Geothermal, Inc. and Southern Pacific Land Company
(predecessor-in-interest to Exchangor). The Mineral Rights and Landlord Rights
are sometimes referred to herein collectively as the "RELINQUISHED PROPERTY".

     Whereas, under the Purchase Agreement, Exchangor agreed to assign the rights to the Purchase Agreement, but not the obligations and warranties, over to Assignee, as it pertains to the Relinquished Property.

                                   AGREEMENTS

     Now, therefore, for the premises and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Exchangor hereby assigns to Assignee all of the Exchangor's rights under the Purchase Agreement, as contemplated by Treasury Regulations Section 1.1031
(k)-1(g)(4)(v). Exchangor's obligations and warranties under the Purchase
Agreement remain with Exchangor, including the authority to issue a Deed transferring legal title to the Relinquished Property over to Buyer.

     2. Assignee previously represented, warranted and covenanted to Exchangor, under the Master Exchange Agreement dated January 1, 1997, that it will not transfer, assign, mortgage or hypothecate the rights that it is receiving from the Exchangor and that Assignee shall not amend, terminate, modify, supplement or otherwise alter any term, condition or other provision of the Purchase
Agreement. At the same time the Deed goes into effect transferring legal title to the Buyer, rights received under this Assignment of Rights are transferred to
Exchangor.

                                       1

     3. Assignee is participating in this transaction only as a Qualified
Intermediary and that for purposes of any dispute regarding the Relinquished
Property, Exchangor and Buyer shall look solely to each other with respect to resolving any such dispute and neither one shall look to the Assignee. This shall be binding upon and shall inure to the respective heirs, successors and assigns of Exchangor and Buyer.

     4. This Assignment of Rights may be executed in multiple counterparts, each of which shall, for all purposes, be deemed an original, but which together shall constitute one and same instrument. Counterparts of this Assignment of
Rights may be exchanged via electronic facsimile machines and any electronic facsimile of any party's signature shall be deemed to be an original signature for all purposes; provided, however that if counterparts are so executed by facsimile machines, then upon request of any party original signatures will be exchanged promptly thereafter.

     In Witness Whereof, the parties hereto have executed this Assignment of
Rights, to be effective as of the date on which the last party hereto signs.

EXCHANGOR:

THE BURLINGTON NORTHERN AND
SANTA FE RAILWAY COMPANY,
a Delaware corporation

By:                                         Date:
   --------------------------------------         ----------------------
Name:
      -----------------------------------
Title:
      -----------------------------------

ASSIGNEE:

APEX PROPERTY & TRACK EXCHANGE, INC.,
a Massachusetts corporation

By:                                         Date:
   --------------------------------------         ----------------------
Name:
      -----------------------------------
Title:
      -----------------------------------

                                       2

BUYER:

BRADY POWER PARTNERS,
A NEVADA GENERAL PARTNERSHIP

By:  ORNI 1 LLC,
     a Delaware limited liability company,
     General Partner

     By:    /s/ Connie Stechman               Date: June 1, 2004
            -------------------------------         ----------------------------
     Name:  Connie Stechman
            -------------------------------
     Title: Assistant Secretary
            -------------------------------

By:  ORNI 2 LLC,
     a Delaware limited liability company,
     General Partner

     By:    /s/ Connie Stechman               Date: June 1, 2004
            -------------------------------         ----------------------------
     Name:  Connie Stechman
            -------------------------------
     Title: Assistant Secretary
            -------------------------------

[Exhibit "A" (Description of Relinquished Property) to be attached prior to execution by Exchangor, Buyer and Assignee]

                                       3

                                   EXHIBIT "D"
                                FORM OF EASEMENT
                                ----------------

                               EASEMENT AGREEMENT

     This Easement AGREEMENT ("EASEMENT") is made and entered into as of the 1st day of June, 2004 ("EFFECTIVE DATE"), by and between THE BURLINGTON NORTHERN AND
SANTA FE RAILWAY COMPANY, a Delaware corporation ("GRANTOR"), and BRADY POWER
PARTNERS, a Nevada general partnership ("GRANTEE").

                                    RECITALS:
                                    ---------

     A. Pursuant to that certain Purchase and Sale Agreement dated June 1, 2004
("PURCHASE AGREEMENT"), Grantor has contemporaneously executed and delivered a
Deed conveying all of Grantor's right, title and interest in and to minerals in, on and under the land (the "LAND") located at or near Brady's Hot Springs,
Churchill County, Nevada described on EXHIBIT "A" attached hereto and incorporated herein by this reference.

     B. Certain types of mineral rights are leased to Brady Power Partners, a
Nevada general partnership (the "GEOTHERMAL LESSEE"), under that certain
Geothermal Lease ("GEOTHERMAL LEASE") dated October 10, 1984, between Munson
Geothermal, Inc. (predecessor-in-interest to Brady Power Partners) and Southern
Pacific Land Company (predecessor-in-interest to Grantor). Pursuant to the
Purchase Agreement, Grantor agreed to assign, and Grantee agreed to accept, all of Grantor's right, title and interest under the Geothermal Lease. Additionally,
Grantee agreed to assume all obligations of Grantor under the Geothermal Lease.

     C. In order for Grantee to develop and use the surface of the land for developing and producing its right, title and interest in and to the Minerals and its rights under the Geothermal Lease, and to also permit it to fulfill its obligations under the Geothermal Lease, Grantee desires to obtain, and Grantor desires to grant, a perpetual and exclusive easement to, from and across the
Land, subject to the terms and conditions set forth herein below.

     NOW, THEREFORE, for and in consideration of the premises and mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   AGREEMENTS:
                                   -----------

SECTION 1   GRANTING OF EASEMENT.
            --------------------

     1.1 Grant. Grantor does hereby grant unto Grantee an exclusive and perpetual easement ("EASEMENT") over the Land (the Land is also herein referred to as the "EASEMENT AREA"), as further described on EXHIBIT "A" attached hereto and incorporated herein by this reference, for the purposes of developing and using the Land, without limitation, for the purpose of exploring, prospecting, drilling, producing, treating, extracting, processing, removing, utilizing, marketing, injecting, reinjecting, storing, taking, removing, leasing, transporting and disposing of Minerals (as hereinafter defined) (collectively, the "EASEMENT PURPOSES"), including without limitation the following:

          (a) the right to use all or any portion of the surface and the subsurface of the Easement Area for the storage of Minerals, water and drilling fluids; and

          (b) the right to use all or any portion of the surface and the subsurface of the Easement Area for the drilling and operating of wells and the construction and maintenance of buildings, structures and equipment including but not limited to those necessary for the generation and transmission of electric power, mineral processing, waste water disposal, pipelines, transmission lines, power lines, ponds and roads (collectively, the "IMPROVEMENTS"), in connection with the operations hereunder;

     but excluding any right to use the Property for railroad purposes.

     1.2 Habendum Clause. To Have and To Hold the Easement together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever.

     1.3 Minerals.

          (a) For purposes of this Easement, "MINERALS" shall include, without limitation, (i) geothermal energy and products of geothermal energy including but not limited to hot brine, hot water, hot rock, indigenous steam and other gases, hot water and hot brines resulting from water, gas, or other fluids (whether liquid or gaseous), artificially introduced into geothermal energy and any substances which are found in solution or in association with such steam, hot water or hot brines; (ii) all substances defined as "oil", "gas" and "minerals" under applicable Laws (as hereinafter defined); and (iii) all other substances that may be classified as metalliferous elements or nonmetalliferous elements, together with all compounds and byproducts thereof; specifically including, but not limited to, oil, gas and other hydrocarbons; carbon dioxide, helium, coalbed methane and other gases, whether or not produced in association with oil and gas; coal, potassium, peat and lignite, regardless of the method used to mine and remove the same and regardless of the effect of such mining and removal upon the surface estate, including the destruction thereof;
     uranium, thorium or other fissionable materials; iron ore, bauxite and other metallic ores and metallic minerals, including copper, silver and gold; sulphur, whether in a solid, liquid or gaseous state and regardless whether or not produced in association with oil and gas; sand, gravel, clay, scoria, caliche and limestone, granite or other stone or rock, regardless of the method used to quarry, mine or remove the same; and salt, saltwater and brine; together with all other minerals and mineral substances whatsoever, known and unknown, whether similar or dissimilar to those specifically named herein, in, on and under the Easement Area.

          (b) As used herein, the terms "HOT WATER," "STEAM" and "THERMAL
     ENERGY" each shall mean natural geothermal water and/or steam, and shall also mean the natural heat of the earth and the energy present in, resulting from or created by, or which may be extracted from, the natural heat of the earth or the heat present below the surface of the earth, in whatever form such heat or energy occurs.

     1.4 Easement Encumbrances. The Easement is granted subject to the rights of the Geothermal Lessee under the Geothermal Lease and any and all restrictions, covenants, easements and other encumbrances of whatsoever nature, if any, relating to the Easement Area, and to all zoning laws, regulations, and ordinances of municipal and other governmental authorities, if any.

SECTION 2 AS-IS SALE; DISCLAIMER OF WARRANTIES. GRANTEE HAS PREVIOUSLY MADE AN
INSPECTION OF THE LAND AND HAS KNOWLEDGE OR WILL OBTAIN KNOWLEDGE AS TO THE PAST
USE AND CONDITION OF THE LAND, INCLUDING THE FACT THAT THE LAND IS SUBJECT TO
THE RIGHTS OF THE GEOTHERMAL LESSEE UNDER THE GEOTHERMAL LEASE. BASED UPON SUCH
INSPECTION AND KNOWLEDGE, GRANTEE IS AWARE OF THE CONDITION OF THE LAND AND
GRANTEE SPECIFICALLY ACKNOWLEDGES THAT GRANTEE IS ACCEPTING GRANTOR'S GRANT OF
THE EASEMENT, ON AN "AS-IS WITH ALL FAULTS" BASIS WITH ANY AND ALL PATENT AND
LATENT DEFECTS, INCLUDING THOSE RELATING TO THE ENVIRONMENTAL CONDITION OF THE
LAND AND THE MINERALS. GRANTEE FURTHER ACKNOWLEDGES THAT, EXCEPT FOR THE
REPRESENTATIONS AND WARRANTIES OF GRANTOR AS SELLER IN ARTICLE V OF THE PURCHASE
AGREEMENT, GRANTEE IS NOT RELYING ON ANY REPRESENTATION OR WARRANTIES, EXPRESS
OR IMPLIED, OF ANY KIND WHATSOEVER FROM GRANTOR AND GRANTEE HEREBY WAIVES,
RELEASES AND DISCHARGES FOREVER GRANTOR FROM ANY AND ALL PRESENT OR FUTURE
CLAIMS OR DEMANDS AND ANY AND ALL DAMAGES, LOSS, INJURY, LIABILITY, CLAIMS OR
COSTS INCLUDING FINES, PENALTIES AND JUDGMENTS, ATTORNEYS' FEES AND COURT COSTS
(COLLECTIVELY, "LOSSES") AS TO ANY MATTERS CONCERNING THE LAND OR THE PROPERTY,
INCLUDING WITHOUT LIMITATION: (A) GRANTOR'S EXTENT OF INTEREST IN THE LAND AND
THE PROPERTY; (B) THE EXISTENCE AND EXTENT OF ANY OIL, GAS OR MINERAL RESERVES;
(C) THE PHYSICAL CONDITION OF THE LAND AND THE PROPERTY AND ANY DEFECTS THEREOF;
(D) THE PRESENCE OF ANY HAZARDOUS SUBSTANCES, WASTES OR CONTAMINANTS IN, ON OR
UNDER THE LAND; (E) THE CONDITION OR EXISTENCE OF ANY OF THE ABOVE GROUND OR
UNDERGROUND STRUCTURES OR IMPROVEMENTS IN, ON OR UNDER THE LAND; (F) THE
CONDITION OF TITLE TO THE LAND AND THE PROPERTY; (G) THE COMPLIANCE OF THE LAND
AND THE PROPERTY WITH APPLICABLE LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY
GOVERNMENTAL OR OTHER AUTHORITY WITH JURISDICTION OVER THE LAND OR THE PROPERTY;
AND (H) THE NATURE AND EXTENT OF ANY RIGHT-OF-WAY, EASEMENT, LEASE, POSSESSION,
LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION OR OTHER AGREEMENTS AFFECTING
THE LAND OR THE PROPERTY. GRANTOR HEREBY DISCLAIMS ANY REPRESENTATION OR
WARRANTY, WHETHER EXPRESS OR IMPLIED, AS TO THE QUANTITY, QUALITY, CONDITION,
HABITABILITY, MERCHANTABILITY, SAFETY, SUITABILITY OR FITNESS FOR ANY PARTICULAR
PURPOSE RELATING TO THE LAND AND THE PROPERTY, SUCH WAIVER BEING ABSOLUTE,
COMPLETE, TOTAL AND UNLIMITED IN ANY WAY. GRANTOR SHALL NOT BE

RESPONSIBLE TO GRANTEE OR ITS SUCCESSORS OR ASSIGNS FOR ANY DAMAGES RELATING TO
THE QUANTITY, QUALITY, CONDITION, HABITABILITY, MERCHANTABILITY, SAFETY,
SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE RELATING TO THE LAND OR
PROPERTY, OR THE CONFORMITY OF ANY SUCH LAND OR PROPERTY TO GRANTEE'S INTENDED
USES. For purposes of this instrument, Losses shall include, without limitation,
(a) the cost of any investigation, removal, remedial or other response action that is required by any Environmental Law (defined below), that is required by judicial order or by order of or agreement with any governmental authority, or that is necessary or otherwise is reasonable under the circumstances, (b) losses for injury or death of any person, and (c) losses arising under any
Environmental Law enacted after transfer.

     This Easement Agreement is executed by Grantor and accepted by Grantee subject to all liens, claims, easements, restrictions, covenants, mineral and royalty interests, and any other matters of whatsoever nature, if any, affecting the Easement Area (herein collectively called "PERMITTED ENCUMBRANCES").

SECTION 3 INDEMNITY. TO THE FULLEST EXTENT PERMITTED BY LAW, GRANTEE SHALL
RELEASE, INDEMNIFY, DEFEND AND HOLD HARMLESS GRANTOR AND ITS SUCCESSORS AND
ASSIGNS (COLLECTIVELY, "INDEMNITEES") FOR, FROM AND AGAINST ANY AND ALL LOSSES
AND COSTS OF INVESTIGATION, REMOVAL AND REMEDIATION AND GOVERNMENTAL OVERSIGHT
COSTS (COLLECTIVELY, "LIABILITIES") OF ANY NATURE, KIND OR DESCRIPTION OF ANY
PERSON OR ENTITY DIRECTLY OR INDIRECTLY ARISING OUT OF, RESULTING FROM OR
RELATED TO (IN WHOLE OR IN PART): (I) OPERATIONS CONDUCTED ON THE PROPERTY FROM
AND AFTER THE EFFECTIVE DATE INCLUDING, WITHOUT LIMITATION, THE OBLIGATION TO
PLUG AND ABANDON ANY WELLS IN ACCORDANCE WITH ALL APPLICABLE STATUTES AND
REGULATIONS OF ANY GOVERNMENTAL AUTHORITY HAVING JURISDICTION OVER SUCH MATTERS,
(II) ANY EXACERBATION OF ANY EXISTING ENVIRONMENTAL CONDITION OF THE PROPERTY,
INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY HAZARDOUS SUBSTANCES IN, ON OR
UNDER THE PROPERTY, AND (III) ANY ACT OR OMISSION OF GRANTEE OR GRANTEE'S
INVITEES (DEFINED BELOW), EVEN IF SUCH LIABILITIES ARISE FROM OR ARE ATTRIBUTED
TO, IN WHOLE OR IN PART, ANY NEGLIGENCE OF ANY INDEMNITEE. THE ONLY LIABILITIES
WITH RESPECT TO WHICH LESSEE'S OBLIGATION TO INDEMNIFY THE INDEMNITEES DOES NOT
APPLY ARE LIABILITIES TO THE EXTENT PROXIMATELY CAUSED BY THE GROSS NEGLIGENCE
OR WILLFUL MISCONDUCT OF AN INDEMNITEE. This indemnity specifically includes the obligation of Grantee to remove, close, remediate, reimburse or take other actions requested or required by any governmental agency concerning any hazardous substances or contaminants on the land or related to or affecting the property interests. Grantor's rights hereunder are in addition to any other rights Grantor may have at law or in equity.

     The term "HAZARDOUS SUBSTANCE" means any hazardous, toxic, radioactive or infectious substance, material or waste as defined, listed or regulated under any Environmental Law, and

includes without limitation petroleum oil and any of its fractions. The term
"ENVIRONMENTAL LAW" means any federal, state or local statute, regulation, code, rule, ordinance, order, judgment, decree, injunction or common law pertaining in any way to the protection of human health or the environment, including without limitation, the Resource Conservation and Recovery Act, the Comprehensive
Environmental Response, Compensation and Liability Act, the Toxic Substances
Control Act, and any similar or comparable state or local law.

     Upon written notice from Grantor, Grantee agrees to assume the defense of any lawsuit or other proceeding brought against any Indemnitee by any entity, for any claim for which Grantee has an obligation to indemnify, save and hold harmless any Indemnitee. Grantee shall pay all costs incident to such defense, including, but not limited to, attorneys' fees, investigators' fees, litigation and appeal expenses, settlement payments, and amounts paid in satisfaction of judgments. If indemnification pursuant to Section 3 is sought, Grantor shall give written notice to Grantee of the event giving rise to the obligation to indemnify, describing in reasonable detail the factual basis for such claim, and shall allow Grantee to assume and conduct the defense of the claim or action with counsel reasonably satisfactory to Grantor, and cooperate with Grantee in the defense thereof; provided, however, that the omission to give such notice to
Grantee shall not relieve the Grantee from any liability which it may have to the Grantor, except to the extent that Grantee is prejudiced by the failure to give such notice. Grantor shall have the right to employ separate counsel to represent Grantor if Grantor is advised by counsel that an actual conflict of interest makes it advisable for Grantor to be represented by separate counsel.

SECTION 4 COMPLIANCE WITH LAWS AND SAFETY RULES. In Grantee's use of the Land
for Easement Purposes, Grantee shall comply, and shall cause its contractors, subcontractors, assignees, tenants, invitees, licensees, affiliates, subsidiaries or others entering the Easement Area by or through Grantee
(collectively, "INVITEES") performing activities on the Easement Area or entering the Easement Area to perform such activities in compliance with all applicable federal, state and local laws, regulations, ordinances, restrictions, covenants and court or administrative decisions and orders (collectively,
"LAWS").

SECTION 5 EMERGENCY OR SAFETY HAZARD. In the event that any condition on or resulting from the Easement Area presents an emergency or safety hazard, Grantee or Grantee's Invitees shall immediately remedy such condition.

SECTION 6 INSURANCE. Grantee and/or its successors and assigns, as applicable, shall, at their sole cost and expense, procure and maintain during the life of this Easement the following insurance coverage:

Comprehensive general liability insurance, with contractual liability endorsement insuring the indemnity thereinafter set forth, for the mutual benefit of Grantor and Grantee against claims for personal injury or death or property damage in or about the Easement with such limits as may reasonably requested by Grantor, but no less than combined single limits of Five Million
Dollars ($5,000,000) per occurrence and in annual aggregate in the event of bodily injury or death of any number of persons in any one accident, and including broad form property damage coverage. All such insurance shall be primary insurance, and the policies shall provide that any right of subrogation against Grantor is waived.

     B. Business Automobile Insurance. This insurance shall contain a combined single limit of at least $1,000,000 per occurrence and in annual aggregate, and include coverage for, but not limited to the following:

          o    Any and all vehicles owned, used or hired

          o    Bodily injury and property damage

     B. Grantee shall also maintain worker's compensation insurance covering all persons employed by it in the conduct of its business on or within the Easement.

     All policy(ies) required above (excluding Workers Compensation) shall include a severability of interest endorsement and shall name Railway as an additional insured with respect to work performed under this agreement.
Severability of interest and naming Railway as additional insureds shall be indicated on the certificate of insurance.Provided Grantee is Brady Power
Partners, then Grantee may self insure. If this easement has been assigned so that Grantee is no longer Brady Power Partners, then Grantee shall no longer be allowed to self-insure without the prior written consent of Railway, which will not be unreasonably withheld or delayed. If self insurance is permitted or consented as provided herein, any deductible, self-insured retention or other financial responsibility for claims shall be covered directly by Grantee in lieu of insurance. Any and all Railway liabilities that would otherwise, in accordance with the provisions of this Agreement, be covered by Grantee's insurance will be covered as if Grantee elected not to include a deductible, self-insured retention, or other financial responsibility for claims.

     Prior to commencing the Work, Grantee shall furnish to Railway an acceptable certificate(s) of insurance including an original signature of the authorized representative evidencing the required coverage, endorsements, and amendments and referencing the contract audit/folder number if available. The policy(ies) shall contain a provision that obligates the insurance company(ies)
issuing such policy(ies) to notify Railway in writing at least 30 days prior to any cancellation, non-renewal, substitution or material alteration.

     Any insurance policy shall be written by a reputable insurance company acceptable to Railway or with a current Best's Guide Rating of A- and Class VII or better, and authorized to do business in the state(s) in which the service is to be provided.The fact that insurance (including, without limitation, self-insurance) is obtained by Grantee shall not be deemed to release or diminish the liability of Grantee including, without limitation, liability under the indemnity provisions of this Easement Agreement. Damages recoverable by
Railway shall not be limited by the amount of the required insurance coverage.

     For purposes of this section, Railway shall mean "Burlington Northern Santa
Fe Corporation", "The Burlington Northern and Santa Fe Railway Company" and the
subsidiaries, successors, assigns and affiliates of each.

SECTION 7 ENVIRONMENTAL.

     7.1 Compliance with Environmental Laws. Grantee and its Invitees shall comply with all federal, state and local environmental laws in its use of the
Easement Area, including, but not limited to, the Resource Conservation and
Recovery Act, as amended (RCRA), the Clean

Water Act, the Oil Pollution Act, the Hazardous Materials Transportation Act,
CERCLA (collectively referred to as the "ENVIRONMENTAL LAWS"). Neither Grantee nor its Invitees shall maintain a treatment, storage, transfer or disposal facility, or underground storage tank, as defined by Environmental Laws on the
Easement Area. Neither Grantee nor its Invitees shall handle, transport, release or suffer the release of "hazardous waste" or "hazardous substances", as
"hazardous waste" and "hazardous substances" may now or in the future be defined by any Environmental Laws.

     7.2 Notice of Release. Grantee shall give Grantor immediate notice to
Grantor's Resource Operations Center at (800) 832-5452 of any release of hazardous substances on or from the Easement Area, violation of Environmental
Laws, or inspection or inquiry by governmental authorities charged with enforcing Environmental Laws with respect to Grantee's or its Invitee's use of the Easement Area. Grantee shall use the best efforts to promptly respond to any release on or from the Easement Area caused by Grantee's or its Invitee's use of the Easement Area. Grantee also shall give Grantor immediate notice of all measures undertaken on behalf of Grantee to investigate, remediate, respond to or otherwise cure such release or violation.

     7.3 Remediation of Release. In the event that Grantor has notice from
Grantee or otherwise of a release or violation of Environmental Laws was caused by Grantee's or its Invitee's use of the Easement Area, Grantor may require
Grantee, at Grantee's sole risk and expense, to take timely measures to investigate, remediate, respond to or otherwise cure such release or violation affecting the Easement Area; provided, that such requirements are not in conflict with the regulations, orders, policies or other requirements of applicable agency responsible for enforcing Environmental Laws in the Easement area. If during the construction or subsequent maintenance of any Improvements, soils or other materials considered to be environmentally contaminated are exposed, Grantee will remove and safely dispose of said contaminated soils.
Determination of soils contamination and applicable disposal procedures thereof, will be made only by an agency having the capacity and authority to make such a determination.

     7.4 Preventative Measures. Grantee shall promptly report to Grantor in writing any conditions or activities upon the Land caused by Grantee's or its
Invitee's use of the Easement Area known to Grantee which create a risk of harm to persons, property or the environment and shall take whatever action is reasonably necessary to prevent injury to persons or property arising out of such conditions or activities; provided, however, that Grantee's reporting to
Grantor shall not relieve Grantee of any obligation whatsoever imposed on it by this Easement Agreement. Grantee shall promptly respond to Grantor's request for information regarding said conditions or activities.

     7.5 Right of Inspection. Grantor is hereby granted the right to enter the
Land at reasonable times to inspect the Easement Area to the extent reasonably necessary to determine if Grantee is in compliance with its obligations under this SECTION 7, provided that the Grantor shall not unreasonably interfere with use of the Easement Area.

SECTION 8 PERSONAL PROPERTY RESPONSIBILITY. ALL PERSONAL PROPERTY, INCLUDING,
BUT NOT LIMITED TO, FIXTURES, EQUIPMENT, OR RELATED MATERIALS UPON THE EASEMENT
AREA OR THE PROPERTY WILL

BE AT THE RISK OF GRANTEE ONLY, AND NO INDEMNITEE WILL BE LIABLE FOR ANY DAMAGE
THERETO OR THEFT THEREOF, WHETHER OR NOT DUE IN WHOLE OR IN PART TO THE
NEGLIGENCE OF ANY INDEMNITEE UNLESS DUE TO THE GROSS NEGLIGENCE OR WILLFUL
MISCONDUCT OF AN INDEMNITEE OR WHOLLY CAUSED BY THE SOLE NEGLIGENCE OF AN
INDEMNITEE.

SECTION 9 DEFAULT AND TERMINATION.

     9.1 Specific Performance. If at any time Grantee fails to perform its obligations under this Easement Agreement, Grantor shall be entitled to specific performance of the unperformed obligations. Furthermore, if (i) Grantee defaults in any of the covenants or agreements of Grantee contained in this Easement
Agreement, and (ii) such default continues uncured for a period of thirty (30)
days after Grantee receives written notice from Grantor specifying the default;
Grantor may enter the Easement Area and remedy such default on Grantee's behalf and Grantee shall reimburse Grantor for any expenses incurred in connection therewith within 30 days after demand therefor.

     9.2 Remedies. The remedies set forth in this SECTION 9 shall be in addition to, and not in limitation of, any other remedies that Grantor may have at law or in equity. Notwithstanding anything to the contrary, in no event shall Grantor have any right to terminate or declare a forfeiture of this Easement Agreement or the interest in the Land granted to Grantee herein and any such right is hereby forever waived and released

SECTION 10 SURRENDER OF EASEMENT AREA. Grantee may at any time surrender its rights and obligations under this Easement Agreement by recording in the land records for the jurisdiction in which the Easement Area is located a written release that so provides. Upon any such surrender of the Easement Grantee shall, at its sole cost and expense, immediately perform the following:

          (a) remove all of Grantee's Improvements and all appurtenances thereto from the Easement Area at Grantor's sole discretion; and

          (b) restore any physical damage to the Easement Area arising from, growing out of, or connected with, Grantee's or its Invitees' use of the
     Easement Area;

          (c) remedy any unsafe conditions on the Easement Area created or to the extent aggravated by Grantee; and

          (d) leave the Easement Area in the condition that existed as of the
     Execution Date.

Notwithstanding any surrender or other termination of this Easement Agreement, all of Grantee's indemnification obligations and any other obligations that have accrued but have not been satisfied under this Easement Agreement prior to the termination date shall survive such termination.

SECTION 11 LIENS. Grantee shall promptly pay and discharge any and all liens arising out of any construction, alterations or repairs done, suffered or permitted to be done by Grantee on the

Easement Area. Grantor is hereby authorized to post any notices or take any other action upon or with respect to the Easement Area that is or may be permitted by Law to prevent the attachment of any such liens to any portion of the Property or the Easement Area; provided, however, that failure of Grantor to take any such action shall not relieve Grantee of any obligation or liability under this SECTION 11 or any other section of this Easement Agreement.

SECTION 12 TAX EXCHANGE. Grantor reserves the right to assign this Easement
Agreement to Apex Property & Track Exchange, Inc. ("APEX"). Apex is a qualified intermediary within the meaning of Section 1031 of the Internal Revenue Code of
1986, as amended, and Treas. Reg. ss. 1.1031(k)-1(g), for the purpose of completing a tax-deferred exchange under said Section 1031 ("TAX-DEFERRED
EXCHANGE"). Grantor shall bear all expenses associated with the use of Apex, or necessary to qualify this transaction as a Tax-Deferred Exchange, and, except as otherwise provided herein, shall protect, reimburse, indemnify and hold harmless
Grantee from and against any and all reasonable and necessary additional costs, expenses, including attorneys' fees and liabilities which Grantee may incur as a result of Grantor's use of Apex or the qualification of this transaction as a tax-deferred transaction pursuant to Section 1031. Grantee shall cooperate with
Grantor with respect to this Tax-Deferred Exchange, and upon Grantor's request, shall execute such documents as may be required to effect this Tax-Deferred
Exchange, including, without limitation, the Assignment of Rights Under Easement
Agreement attached hereto as EXHIBIT "C".

SECTION 13 NOTICES. Any notice required or permitted to be given hereunder by one party to the other shall be in writing and the same shall be given and shall be deemed to have been served and given if (i) placed in the United States mail, certified, return receipt requested, or (ii) deposited into the custody of a nationally recognized overnight delivery service, addressed to the party to be notified at the address for such party specified below, or to such other address as the party to be notified may designate by giving the other party no less than thirty (30) days' advance written notice of such change in address.

If to Grantor:   The Burlington Northern and Santa Fe Railway Company
                 2500 Lou Menk Dr. - AOB3
                 Fort Worth, Texas  76131
                 Attn: Director of Real Estate

With a copy to:  The Burlington Northern and Santa Fe Railway Company
                 2500 Lou Menk Drive
                 Fort Worth, Texas 76131
                 Attention: Blaine Biilderback

If to Grantee:   Brady Power Partners
                 980 Greg Street
                 Sparks, Nevada 89431
                 Attention: Christy Morris

With a copy to:  Ormat Nevada, Inc.
                 980 Greg Street
                 Sparks, Nevada  89431
                 Attention: Dan Schochet

SECTION 14 RECORDATION. It is understood and agreed that this Easement Agreement will not be placed on public record. Grantor and Grantee shall execute a
Memorandum of Easement in the form attached hereto as EXHIBIT "B" (the
"MEMORANDUM OF EASEMENT"), which Memorandum of Easement shall be recorded in the real estate records in the county where the Easement Area is located. Grantor and Grantee shall each pay one-half of the cost of recording the Memorandum of
Easement.

SECTION 15 APPLICABLE LAW. All questions concerning the interpretation or application of provisions of this Easement Agreement shall be decided according to the substantive Laws of the State where the Easement Area is located without regard to conflicts of law provisions.

SECTION 16 CONFIDENTIALITY. Grantor and Grantee shall each maintain in absolute confidence the terms and conditions of this Easement Agreement and any other aspect relating to the Easement, to the extent not set forth in the Memorandum of Easement This confidentiality provision shall not preclude Grantee or Grantor from disclosing and discussing this Easement Agreement with its attorneys, accountants, officers, agents, lenders, guarantors, contracting parties, assignees and contractors on a need to know basis or as authorized by the other party or required by Law.

SECTION 17 GRANTEE'S FIRST RIGHT OF REFUSAL. Grantor shall not enter into any legally binding obligation ("SALES OBLIGATION") to sell any interest retained by
Grantor in the Land unless and until (a) it has first offered, in writing, to enter into such Sales Obligation with Grantee and (b) Grantee has rejected, in writing, or failed to accept such written offer within the time period it is to be open for acceptance. If Grantee rejects or fails to enter into such Sales
Obligation within said time period, Grantor may enter such Sales Obligation (it must contain identical terms to those contained in the offer to Grantee) with another person at any time within ninety (90) days after Grantee rejects or fails to accept such offer. If Grantor does not enter into such Sales Obligation with another person within such ninety (90) day period, then Grantor must again offer to enter into such Sales Obligation with Grantee before entering into it with another person. Each offer to Grantee that is required in this Section must remain open for acceptance by Grantee for a period of at least ten (10) business days. If Grantee enters into such Sales Obligation and thereafter breaches any of its obligations therein then Grantee's rights pursuant to this Section shall terminate and be of no further force and effect.

SECTION 18 JOINT AND SEVERAL LIABILITY. In the event that Grantee consists of two or more parties, all the covenants and agreements of Grantee herein contained shall be the joint and several covenants and agreements of such parties.

SECTION 19 SUCCESSORS AND ASSIGNS. This instrument and all of the terms, covenants and provisions hereof shall inure to the benefit of and be binding upon each of the parties hereto and their respective legal representatives, successors and assigns and shall run with and be binding upon the Easement Area.

SECTION 20 ATTORNEY'S FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Easement Agreement, the prevailing party or parties shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party or parties may be entitled.

SECTION 21 SEVERABILITY. If any provision of this Easement Agreement is held to be illegal, invalid or unenforceable under present or future Laws, such provision will be fully severable and this Easement Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision is not a part hereof, and the remaining provisions hereof will remain in full force and effect. In lieu of any illegal, invalid or unenforceable provision herein, there will be added automatically as a part of this Easement Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

SECTION 22 ENTIRE AGREEMENT. This Easement Agreement is the full and complete agreement between Grantor and Grantee with respect to all matters relating to
Grantee's use of the Easement Area, and supersedes any and all other agreements between the parties hereto relating to Grantee's use of the Easement Area as described herein. However, nothing herein is intended to terminate any surviving obligation of Grantee or Grantee's obligation to defend and hold Grantor harmless in any prior written agreement between the parties.

Witness the execution of this Easement as of the Effective Date first set forth above.

GRANTOR:

THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY, a Delaware
corporation

By:    /s/ James J. O'Neil
       --------------------------------------------
Name:  James J. O'Neil
       --------------------------------------------
Title: Asst. Vice President Prop. & Fac. Mgt.
       --------------------------------------------

GRANTEE:

BRADY POWER PARTNERS,
A NEVADA GENERAL PARTNERSHIP

By:    ORNI 1 LLC,
       a Delaware limited liability company,
       General Partner

       By:    /s/ Connie Stechman
              -------------------------------------
       Name:  Connie Stechman
              -------------------------------------
       Title: Assistant Secretary
              -------------------------------------

By:    ORNI 2 LLC,
       a Delaware limited liability company,
       General Partner

       By:    /s/ Connie Stechman
              -------------------------------------
       Name:  Connie Stechman
              -------------------------------------
       Title: Assistant Secretary
              -------------------------------------

                                   EXHIBIT "A"

                      DESCRIPTION OF LAND AND EASEMENT AREA
                      -------------------------------------

Description of Land and Easement Area located in Churchill County, Nevada

An area of 4480 acres, more or less, consisting of:

All of Section 31-Township 23 North, Range 27 East, M.D.M.; and

All of Sections 1, 3, 11, 13, 15, and 23- Township 22 North, Range 26 East,
M.D.M.

A PORTION OF APNS:  004-031-01;
        004-031-03; 004-031-11;
        004-031-14; 004-031-16;
        004-031-23; 004-391-26

MAIL TAX STATEMENTS TO, AND
WHEN RECORDED, RETURN TO:

Brady Power Partners
980 Greg Street
Sparks, Nevada 89431

--------------------------------------------------------------------------------
                                   EXHIBIT "B"
                             MEMORANDUM OF EASEMENT
                             ----------------------

     THIS MEMORANDUM OF EASEMENT is hereby executed this 1st day of June, 2004, by and between THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY, a Delaware
corporation ("GRANTOR"), whose address for purposes of this instrument is 2500
Lou Menk Drive, Fort Worth, Texas 76131, and BRADY POWER PARTNERS, a Nevada
general partnership ("GRANTEE"), whose address for purposes of this instrument is 980 Greg Street, Sparks, Nevada 89431, which terms "Grantor" and "Grantee"
shall include, wherever the context permits or requires, singular or plural, and the heirs, legal representatives, successors and assigns of the respective parties:

                                   WITNESSETH:

     WHEREAS, Grantor owns certain real property situated in Churchill County,
Nevada, as described on EXHIBIT "A" attached hereto and incorporated herein by reference (the "PROPERTY');

     WHEREAS, Grantor and Grantee entered into an Easement Agreement, dated June
1, 2004 (the "EASEMENT AGREEMENT") which set forth, among other things, the terms of an easement granted by Grantor to Grantee on, under, over and across a portion of the Property (the "EASEMENT"); and

     WHEREAS, Grantor and Grantee desire to memorialize the terms and conditions of the Easement Agreement of record.

     For valuable consideration the receipt and sufficiency of which are hereby acknowledged. Grantor does grant unto Grantee and Grantee does hereby accept from Grantor the Easement over and across that portion of the Property described on EXHIBIT "B" attached hereto and made a part hereof.

     The term of the Easement is perpetual. Provisions regulating the use and purposes of the Easement are set forth in detail in the Easement Agreement and
Grantor and Grantee agree to abide by the terms of the Easement Agreement.

     The Easement Agreement is incorporated herein by this reference in its entirety for all purposes as though written out at length herein, and both the
Easement Agreement and this Memorandum of Easement shall be deemed to constitute a single instrument or document. This Memorandum of Easement is not intended to amend, modify, supplement, or supersede any of the provisions of the Easement
Agreement and, to the extent there may be any conflict or inconsistency between the Easement Agreement or this Memorandum of Easement, the Easement Agreement shall control.

     IN WITNESS WHEREOF, Grantor and Grantee have executed this Memorandum of
Easement to as of the date and year first above written.

                                       GRANTOR:

                                       THE BURLINGTON NORTHERN AND SANTA
                                       FE RAILWAY COMPANY, a Delaware
                                       corporation

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       GRANTEE:

                                       BRADY POWER PARTNERS,
                                       A NEVADA GENERAL PARTNERSHIP

                                       By: ORNI 1 LLC,
                                           a Delaware limited liability company,
                                                                 General Partner

                                           By:    /s/ Connie Stechman
                                                  ------------------------------
                                           Name:  Connie Stechman
                                                  ------------------------------
                                           Title: Assistant Secretary
                                                  ------------------------------

                                       By: ORNI 2 LLC,
                                           a Delaware limited liability company,
                                           General Partner

                                           By:    /s/ Connie Stechman
                                                  ------------------------------
                                           Name:  Connie Stechman
                                                  ------------------------------
                                           Title: Assistant Secretary
                                                  ------------------------------

Exhibits need to be attached.

STATE OF _______________   ss.
                           ss.
COUNTY OF ______________   ss.

This instrument was acknowledged before me on the ___ day of _________________,
2004, by ______________________ (name) as __________________________________
(title) of THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY, a Delaware
corporation.

                                        ----------------------------------------
                                        Notary Public

                                        (Seal)

                                        My appointment expires:_________________

STATE OF NEVADA            ss.
                           ss.
COUNTY OF WASHOE           ss.

This instrument was acknowledged before me on the 1st day of June, 2004, by
Connie Stechman (name) as Assistant Secretary (title) of ORNI 1 LLC, a Delaware limited liability company.

                                        /s/ Georgia Fuglsang
                                        ----------------------------------------
                  [STAMP]               Notary Public

                                        (Seal)

                                              My appointment expires: 2-24-2007
                                                                      ----------

STATE OF NEVADA            ss.
                           ss.
COUNTY OF WASHOE           ss.

This instrument was acknowledged before me on the 1st day of June, 2004, by
Connie Stechman (name) as Assistant Secretary (title) of ORNI 2 LLC, a Delaware limited liability company.

                                        /s/ Georgia Fuglsang
                                        ----------------------------------------
                  [STAMP]               Notary Public

                                        (Seal)

                                              My appointment expires: 2-24-2007
                                                                      ----------

                                   EXHIBIT "C"
                  Assignment of Rights Under Easement Agreement

     APEX PROPERTY & TRACK EXCHANGE, INC., a Massachusetts corporation, of 2036
Washington Street, Hanover, Massachusetts 02339, (hereinafter called
"ASSIGNEE"), THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY, a Delaware
corporation, (hereinafter called "EXCHANGOR"), and BRADY POWER PARTNERS, a
Nevada general partnership (hereinafter called "GRANTEE").

     WHEREAS, Exchangor and Grantee heretofore entered into an Easement
Agreement dated June 1, 2004 (the "AGREEMENT"), wherein Exchangor, for adequate and sufficient consideration, agrees to grant to Grantee certain easement rights as more particularly described therein (hereinafter called the "EASEMENT").

     WHEREAS, the Agreement specifically reserves for Exchangor the right to assign to Assignee all of Exchangor's rights under the Agreement, but not its obligations and warranties, for purpose of consummating a like kind exchange as contemplated under Section 1031 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, Exchangor hereby assigns to Assignee all of the Exchangor's rights under the Agreement, as contemplated by Treasury Regulations Section
1.1031 (k)-1(g)(4)(v), including all deposits received prior to granting said
Easement. Exchangor's obligations and warranties under the Agreement remain with the Exchangor, including the authority to grant said Easement directly to the
Grantee.

     At the same time the Easement is granted to the Grantee, rights received by
Assignee pursuant to this Assignment of Rights are hereby transferred to the
Exchangor.

     Assignee is participating in this transaction only as a Qualified
Intermediary and that for purposes of any dispute regarding the Easement,
Exchangor and Grantee shall look solely to each other with respect to resolving any such dispute and neither one shall look to the Assignee. This shall be binding upon and shall inure to the respective heirs, successors and assigns of
Exchangor and Grantee.

     This instrument may be executed in any number of counterparts, each of which, when duly executed, shall constitute an original hereof.

          [THE BALANCE OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment of
Rights Under Agreement, to be effective as of the date on which the last party hereto signs.

EXCHANGOR:

THE BURLINGTON NORTHERN AND
SANTA FE RAILWAY COMPANY, a Delaware corporation

By:
       -----------------------------------
Name:
       -----------------------------------
Title:
       -----------------------------------
Date:
       -----------------------------------

ASSIGNEE:

APEX PROPERTY & TRACK EXCHANGE, INC.,
a Massachusetts corporation

By:
       ------------------------------------
Name:
       ------------------------------------
Title:
       ------------------------------------
Date:
       ------------------------------------

GRANTEE:

BRADY POWER PARTNERS,
A NEVADA GENERAL PARTNERSHIP

By:    ORNI 1 LLC,
       a Delaware limited liability company,
       General Partner

       By:      /s/ Connie Stechman
                -----------------------------------
       Name:    Connie Stechman
                -----------------------------------
       Title:   Assistant Secretary
                -----------------------------------
       Date:    June 1, 2004
                -----------------------------------

By:    ORNI 2 LLC,
       a Delaware limited liability company,
       General Partner

       By:      /s/ Connie Stechman
                -----------------------------------
       Name:    Connie Stechman
                -----------------------------------
       Title:   Assistant Secretary
                -----------------------------------
       Date:    June 1, 2004
                -----------------------------------

                                   EXHIBIT "E"
                         GEOTHERMAL LEASE DOCUMENTATION

                                [to be attached]